UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Soliciting Material Pursuant to §240.14a-12

PAR TECHNOLOGY CORPORATION

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Savneet Singh Chief Executive Officer and President	PAR Technology Corporation 8383 Seneca Turnpike New Hartford, NY 13413
April 23, 2019
Dear PAR Technology Corporation Stockholder:
I am pleased to invite you to PAR Technology Corporation’s 2019 Annual Meeting of Stockholders, which will be held on Monday, June 10, 2019 at 10:00 a.m. (local time), at the Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business that we will transact at the Annual Meeting.
Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the Internet, or, if you receive a proxy card by mail, by completing and returning the proxy card, as promptly as possible to ensure your representation at the Annual Meeting. Voting by proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.
On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in PAR Technology Corporation. We look forward to seeing you at the Annual Meeting.
Sincerely,
Savneet Singh,
Chief Executive Officer & President

PAR Technology Corporation
8383 Seneca Turnpike, New Hartford, NY 13413-4991
NOTICE OF
2019 ANNUAL MEETING OF STOCKHOLDERS
Dear PAR Technology Corporation Stockholder:
The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of PAR Technology Corporation, a Delaware corporation (the “Company”, “PAR”, “we”, “us”, or “our”) will be held as follows:
Date:	Monday, June 10, 2019.
Time:	10:00 a.m. (local time).
Place:	Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478.
Record Date:	April 17, 2019.
Items of Business:	To elect the five Director nominees named in the accompanying Proxy Statement to serve until the 2020 Annual Meeting of Stockholders;
To approve, on a non-binding, advisory basis, the compensation of our named executive officers;
To approve, on a non-binding, advisory basis, the frequency of future votes to approve the compensation of our named executive officers;
To approve the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan, including an increase of 1,000,000 in the number of shares of common stock issuable under the plan;
To ratify the appointment of BDO USA, LLP as our independent auditors for 2019; and
To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Monday, June 10, 2019 at 10:00 a.m. (local time) at the Turning Stone Resort Casino, in Verona, New York. As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referenced in the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Directors,
Savneet Singh,
Chief Executive Officer and President

New Hartford, New York
April 23, 2019
You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the Internet or, if you receive a proxy card by mail, by completing and returning the proxy card, as promptly as possible to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials or, if you receive a proxy card by mail, the instructions are printed on your proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

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PAR Technology Corporation
8383 Seneca Turnpike
New Hartford, New York 13413-4991
April 23, 2019
2019 ANNUAL MEETING OF STOCKHOLDERS
To be held June 10, 2019

PROXY STATEMENT
This Proxy Statement is being furnished to the stockholders of PAR Technology Corporation, a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2019 Annual Meeting of Stockholders to be held on Monday, June 10, 2019 at 10:00 a.m. (local time) at the Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478. This Proxy Statement and the proxy and voting instruction card are first being sent or made available to our stockholders on or about April 23, 2019.
INFORMATION ABOUT THE PROXY MATERIALS AND VOTING
Who is entitled to notice and to vote at the Annual Meeting?
Only stockholders of record of our common stock at the close of business on April 17, 2019, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. On April 17, 2019, there were 16,252,648 shares of common stock outstanding. Each share of common stock is entitled to one vote.
Distribution of Proxy Materials; Notice of Internet Availability of Proxy Materials (the “Notice”).
As permitted by the rules of the Securities and Exchange Commission (“SEC”), on or about April 23, 2019, we sent the Notice to our stockholders as of April 17, 2019. Stockholders will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018, on the Internet at www.investorvote.com/PAR or to request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. The Notice also instructs you on how to vote through the Internet or by telephone.
Stockholder of Record; Shares Registered in Your Name.
If on April 17, 2019 your shares were registered directly in your name, then you are a stockholder of record and you may vote in person at the Annual Meeting, vote by proxy over the Internet or by phone by following the instructions provided in the Notice or, if you request and receive printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
Beneficial Owners; Shares Registered in the Name of a Broker, Bank, or Other Nominee.
If on April 17, 2019 your shares were not registered in your name, but rather in the name of a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization, which is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote your shares. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other nominee.
Matters to be voted on at the Annual Meeting.
We are asking our stockholders to consider and vote on the following matters:
•    Proposal 1:
Election of the five Director nominees named in this Proxy Statement to serve until the 2020 Annual Meeting of Stockholders;

•    Proposal 2:
Approval, on a non-binding, advisory basis, of the compensation of our named executive officers;

•    Proposal 3:
Approval, on a non-binding, advisory basis of the frequency of future advisory votes to approve the compensation of our named executive officers;

•    Proposal 4:
Approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan, including an increase of 1,000,000 in the number of shares of common stock issuable under the plan; and

•    Proposal 5:
Ratification of the appointment of BDO USA, LLP as our independent auditors for 2019.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in their discretion.
How do I vote my shares?
You may vote your shares:
In Person:
Attend the Annual Meeting and vote in person. If you are a beneficial owner, be sure to obtain a valid proxy from your broker, bank, or other nominee.

By Mail:
If you received our proxy materials by mail, simply complete, sign, and date the accompanying proxy card and return it promptly in the postage-paid envelope provided.

By Telephone:
To vote over the telephone, call toll-free 1-800-652-VOTE (8683). Your telephone vote must be received by 3:00 a.m., Eastern Time, on June 10, 2019 to be counted.

By Internet:
To vote through the Internet, go to www.investorvote.com/PAR or scan the QR code with your smartphone. Your Internet vote must be received by 3:00 a.m., Eastern Time, on June 10, 2019 to be counted.

Can I change my vote after submitting my proxy?
Yes, if you are a stockholder of record, you can revoke your proxy before the final vote at the Annual Meeting by:
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submitting a duly executed proxy bearing a later date;

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granting a subsequent proxy by telephone or through the Internet;

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giving written notice of revocation to PAR Technology Corporation’s Corporate Secretary prior to or at the Annual Meeting; and

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attending the Annual Meeting and voting in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy will be counted. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will need to follow the instructions provided by your broker, bank, or other nominee as to how you may revoke your proxy.

What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on April 17, 2019 is necessary to constitute a quorum and to conduct business at the Annual Meeting.
What is an abstention and how will abstentions be treated?
An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares voting “abstain” on Proposals 1, 2, 3 and 5 will have no effect on any of the proposals before the Annual Meeting. For Proposal 4 — approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan, abstentions are considered “votes cast” under applicable rules of the New York Stock Exchange (NYSE) and will have the same effect as a vote “against” Proposal 4.
What are broker non-votes?
A broker non-vote occurs when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a proposal because the nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker, bank or other nominee is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. Broker non-votes are counted as present for purposes of determining a quorum, but will have no effect on any of the proposals before the Annual Meeting.
What if I return a proxy card but do not make specific choices?
If you are a stockholder of record on April 17, 2019 and you return a properly executed, timely received and unrevoked proxy card without marking any voting selections, your shares will be voted:
•    Proposal 1:
“For” election of the five Director nominees named in this Proxy Statement to serve until the 2020 Annual Meeting of Stockholders;

•    Proposal 2:
“For” approval, on a non-binding, advisory basis, of the compensation of our named executive officers;

•    Proposal 3:
For “Every Year” as the frequency of future advisory votes to approve the compensation of our named executive officers;

•    Proposal 4:
“For” approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan; and

•    Proposal 5:
“For” ratification of the appointment of BDO USA, LLP as our independent auditors for 2019.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares in his discretion.
If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, and you do not give instructions to your broker, bank or other nominee, then your broker, bank, or other nominee may not vote your shares on Proposals 1, 2, 3, or 4 and the shares will be treated as broker non-votes. Proposal 5 is considered a routine matter.
Votes required and Board recommendations.
Proposal No. 1: Election of Directors
Vote Required	Board Recommendations
You may: (1) vote “For” the Director nominees or (2) “Withhold” authority to vote for any or all Director nominees. Directors will be elected by a plurality of votes cast, which means the five Director nominees receiving the most “For” votes will be elected. Withholding authority to vote for a Director nominee will not prevent the nominee from being elected. Abstentions and broker non-votes will not be counted in evaluating the results of the vote.	Board unanimously recommends a “For” all five Director nominees named in this Proxy Statement.

Proposal No. 2: Non-Binding, Advisory Vote to Approve the Compensation of our Named Executive Officers
Vote Required	Board Recommendations
You may: (1) vote “For”; (2) vote “Against” or (3) “Abstain” from voting. The affirmative vote of a majority of votes cast by holders of shares present or represented by proxy and entitled to vote on this proposal is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will not be counted in evaluating the results of the vote. This advisory vote on executive compensation is non-binding on the Board.	Board unanimously recommends a vote “For” the approval of the compensation of our named executive officers.
Proposal No. 3: Non-Binding, Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers
Vote Required	Board Recommendations
You may vote for (1) “Every Year”, (2) “Every Two Years”, (3) “Every Three Years”, or (4) “Abstain” from voting. The affirmative vote of a majority of votes cast by holders of shares present or represented by proxy and entitled to vote on this proposal is required to approve the frequency of future votes. For one frequency to be approved, the number of votes cast for that frequency must exceed the aggregate number of votes cast for the other two frequencies. Although the legal voting standard is a majority vote, the Board values the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other frequencies, even if less than a majority, the Board will take that into account in making its frequency determination. Abstentions and broker non-votes will not be counted in evaluating the results of the vote. This advisory vote is non-binding on the Board.	Board unanimously recommends a vote for “Every Year” as the frequency of future advisory votes to approve the compensation of our named executive officers.
Proposal No. 4: Approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan, Including an Increase of 1,000,000 in the Number of Shares of Common Stock Issuable under the Plan
Vote Required	Board Recommendations
You may: (1) vote “For”; (2) vote “Against” or (3) “Abstain” from voting. The affirmative vote of a majority of votes cast by holders of shares present or represented by proxy and entitled to vote on this proposal is required to approve the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan. Under applicable NYSE rules, abstentions will be treated as votes against the proposal. Broker non-votes will not be counted in evaluating the results of the vote.	Board unanimously recommends a vote “For” approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan.

Proposal No. 5: Ratification of the Appointment of BDO USA, LLP, as our Independent Auditors for 2019
Vote Required	Board Recommendations
You may: (1) vote “For”; (2) vote “Against” or (3) “Abstain” from voting. The affirmative vote of a majority of votes cast by holders of shares present or represented by proxy and entitled to vote on this proposal is required to ratify the appointment of BDO USA, LLP as our independent auditors for 2019. Abstentions will not be counted in evaluating the results of the vote. Brokers, banks and other nominees have discretionary authority to vote on this proposal.	Board unanimously recommends a vote “For” the ratification of BDO USA, LLP as our independent auditors for 2019.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to the proxy materials, our Directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL 1 — ELECTION OF DIRECTORS
At this Annual Meeting, five Directors are to be elected and, if elected, each Director will serve until the 2020 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or, earlier, until his or her death, resignation, or removal. All Director nominees are current Directors and have been nominated by the Board based on the recommendation of the Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the Director nominees are unable or unwilling to serve, and each Director nominee has consented to be named in this Proxy Statement and to serve if elected.
The following table sets forth information about the Company’s Directors and Director nominees:
Director	Age	Director Since	Positions and Offices	Independent(1)
Savneet Singh	35	2018	Chief Executive Officer and President of the Company and President of ParTech, Inc.	No(2)
Douglas G. Rauch	67	2017		Yes
Cynthia A. Russo	49	2015		Yes
Dr. John W. Sammon	80	1968		No
Dr. James C. Stoffel	73	2017		Yes

(1)
Independent under the listing standards of the New York Stock Exchange (NYSE) and our Corporate Governance Guidelines.

(2)
Mr. Singh was independent under the NYSE listing standards prior to his appointment as Interim Chief Executive Officer and President of the Company on December 4, 2018. He was subsequently appointed to serve as Chief Executive Officer and President of the Company on March 22, 2019.

The Board of Directors unanimously recommends a vote “For” the election of each of the above Director nominees.

DIRECTORS
Directors and Director Nominees
Below are summaries of the background, business experience and description of the principal occupation of each Director and Director nominee.
Douglas G. Rauch.   Mr. Rauch spent 31 years with Trader Joe’s Company, the last 14 years as a President until his retirement in June 2008. Mr. Rauch is the Founder/President of Daily Table, an innovative non-profit retail solution tackling the issue of hunger/obesity, targeting over 49 million food insecure Americans. He previously served as CEO of Conscious Capitalism, Inc. from August 2011 to July 2017, where he continues to serve as a director. Mr. Rauch is currently a trustee at Olin College of Engineering and serves as a director or as an advisory board member of several for profit and non-profit companies. Mr. Rauch brings extensive knowledge and operational experience in the food service/grocery industry and strategic implementation and leadership skills providing insights and perspectives important to us as a provider of technology solutions to restaurants and retail.
Cynthia A. Russo.   Ms. Russo has more than 25 years of experience in financial and operations management with global, growth technology companies. From September 2015 to September 2018, Ms. Russo served as the Executive Vice President and Chief Financial Officer of Cvent, Inc. Cvent is a cloud-based enterprise event management platform provider offering solutions to event planners for online event registration, venue selection, event management, mobile applications, email marketing and web surveys. As Chief Financial Officer, Ms. Russo led Cvent’s financial and business operations, reporting, planning and analysis, directed the senior management team, and oversaw a 200-person staff. From April 2010 until December 2014, Ms. Russo served as Executive Vice President and CFO of MICROS Systems, Inc., a global, public enterprise information system software, hardware and services company for retail and hospitality industries. During her 19 years at MICROS, Ms. Russo served in a variety of senior financial roles of increasing responsibility, from Director of Financial Reporting to Senior Vice President, Corporate Controller, and ultimately to CFO, which she served as for the last five years until MICROS’ acquisition by Oracle in September 2014. Ms. Russo is a Certified Public Accountant and Certified Internal Auditor. Ms. Russo brings financial acumen, risk management and organizational management proficiencies to the Board. Ms. Russo serves as the presiding Director at executive sessions of the independent Directors.
Dr. John W. Sammon.   Dr. Sammon is the founder of the Company and served as the Company’s Chief Executive Officer, President, and Chairman of the Board until he retired from his management role in the Company and stepped down as Chairman of the Board in April 2011. Dr. Sammon also serves as a director on the boards of our subsidiaries PAR Government Systems Corporation and Rome Research Corporation. The extensive experience gained as leader of the Company since its inception, as well as from the various senior executive capacities he has held with the Company’s subsidiaries, gives Dr. Sammon an in depth understanding of the Company’s business and its customers. Dr. Sammon also brings to the Board his extensive leadership experience, strategic planning and broad organizational development expertise. In April 2011, Dr. Sammon was named Chairman Emeritus of the Board.
Savneet Singh.   Mr. Singh joined PAR’s Board of Directors in April 2018 and has served as the Chief Executive Officer and President of the Company and President of ParTech, Inc. since March 22, 2019. Mr. Singh previously served as the Interim Chief Executive Officer and President of the Company and Interim President of ParTech, Inc. from December 4, 2018 until March 22, 2019. Mr. Singh is a partner of CoVenture, LLC, a multi-asset manager with funds in venture capital, direct lending, and crypto currency. He has served as a partner of CoVenture since June 2018. From 2017 – 2018, Mr. Singh served as the managing partner of Tera-Holdings, LLC., a holding company of niche software businesses that he co-founded. In 2009, Mr. Singh co-founded GBI, LLC (f/k/a Gold Bullion International, LLC (GBI)), an electronic platform that allows investors to buy, trade and store physical precious metals. During his tenure at GBI, from 2009 – 2017, Mr. Singh served as GBI’s chief operating officer, its chief executive officer, and its president. In 2018, Mr. Singh joined the board of directors of Blockchain Power Trust (TSXV: BPWR.UN; TEP.DB) As an entrepreneur and investor in software companies, Mr. Singh brings unique insight and a strategic perspective to our software solutions business.
Dr. James C. Stoffel.   Since 2006, Dr. Stoffel has worked in private equity as a General Partner, portfolio company CEO, board member and Senior Advisor. He held the position of Co-Founding General

Partner of Trillium International, a private equity firm focused on growth equity investments in technology companies. From 1997 – 2005, Dr. Stoffel held various senior executive positions at Eastman Kodak Company, including as Senior Vice President, Chief Technical Officer; Director of Research and Development; and Vice President, Director Electronic Imaging Products Research and Development. Prior to Eastman Kodak Company, Dr. Stoffel had a 20-year career with Xerox Corporation, serving as Vice President of Corporate Research and Technology; Vice President and General Manager of Advanced Imaging Business Unit; Vice President and Chief Engineer; and other executive positions. Dr. Stoffel served on the board of directors of Harris Corporation (HRS) for 15 years, where he was Chairman of the Technology and Innovation Committee. Dr. Stoffel also currently serves on the board of directors of Aviat Networks, Inc. (AVNW), where he served as a lead independent director from July 2010 to February 2015 and currently chairs the Compensation Committee. Dr. Stoffel served on the President’s Advisory Council at the University of Notre Dame from 2003 – 2018, is a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) and Trustee Emeritus of the George Eastman Museum. Dr. Stoffel’s technology management expertise, his general management experience, his investment and capital markets expertise, and his extensive public company board experience, provides us with valuable perspectives, capabilities, and knowledge critical to our strategy, management, and corporate governance.
CORPORATE GOVERNANCE
Director Independence.   Each of our Directors, other than Dr. Sammon and Mr. Singh, has been determined by the Board to be “independent” under the listing standards of the New York Stock Exchange (“NYSE”) and meet the additional independence standards of the NYSE with respect to the Board committees on which he or she serves. Our independent Directors are identified as “Independent” in the table on page 4 of this Proxy Statement.
Board Meetings and Attendance.   During the 12-month period ended December 31, 2018, the Board held 16 meetings. Each Director attended at least 75% of the meetings of the Board and of the committees on which he or she served, held during the portion of 2018 for which he or she was a Director or committee member. The Company encourages Directors to attend the annual meetings of stockholders, but such attendance is not required. Three Board members attended the 2018 Annual Meeting of Stockholders.
Board Leadership Structure.   Cynthia Russo, who serves as independent Lead Director, performs the function of the Chairman of the Board. The Board determined that the separation of the roles of Lead Director and Chief Executive Officer is appropriate, as it enables our Chief Executive Officer to focus more closely on the day-to-day operations of PAR while the Lead Director provides independent leadership to the Board. The Board believes an independent Lead Director is better situated to represent the interests of PAR stockholders and to provide independent evaluation of and oversight over management. The Board also believes that the separation between the offices and functions of Chief Executive Officer and Lead Director is consistent with best corporate governance practices.
Board Oversight of Risk Management.   The Board does not have a separate risk management committee, but rather the full Board manages the risk oversight function, with certain areas addressed by committees of the Board, where such risks are inherent in the committee’s purview. In particular, the Audit Committee oversees our risk guidelines, policies and processes established by management relating to our financial statements and financial reporting processes. The Audit Committee oversees the internal audit function and meets regularly with management and our independent auditors concerning our financial statements and financial reporting processes, including our internal control over financial reporting and the effectiveness of such controls and processes. The Board periodically meets with senior management to monitor and assess our strategies and risk exposure, including the nature and level of risk appropriate for PAR. The Board also meets regularly with and receives periodic reports from compliance and from our information technology group regarding our new global enterprise resource planning system and cybersecurity.
Code of Conduct.   Our Code of Conduct (the “Code of Conduct”) is applicable to all our employees, officers, and Directors, including our Chief Executive Officer, Chief Financial Officer, and other senior financial officers. The Code of Conduct is posted on our website at www.partech.com/about-us/sec-filings. Any substantive amendments to the Code of Conduct or waivers granted to our Directors, Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller or other executive officers will be disclosed by posting on our website.

Corporate Governance Guidelines.   Our Corporate Governance Guidelines are posted on our website at www.partech.com/about-us/sec-filings. Our corporate governance guidelines contain independence standards, which are substantially similar to and consistent with the listing standards of the NYSE.
Communication with the Board.   Interested parties may send written communication to the Board as a group, the independent Directors as a group, the Lead Director (Cynthia Russo), or to any individual Director by sending the communication c/o Corporate Secretary, PAR Technology Corporation, 8383 Seneca Turnpike, New Hartford, New York 13413. Upon receipt, the communication will be delivered to Director Russo (Lead Director) or to the independent Directors as a group. If the communication is addressed to an individual Director, the communication will be delivered to that Director. All communications regarding financial accounting, internal controls, audits, and related matters will be referred to the Audit Committee. Interested parties may communicate anonymously if they so desire.
Committees.   Our Board has three committees — Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee — each Board committee operates under a written charter that has been approved by the Board. Current copies of each committee’s charter are posted on our website at www.partech.com/about-us/sec-filings.
The following table provides information about each of the Board committees. Savneet Singh was appointed to the Board effective April 20, 2018. Prior to December 4, 2018, Mr. Singh served on the Compensation Committee and on the Nominating and Corporate Governance Committee. Effective December 4, 2018, Mr. Singh was appointed as Interim Chief Executive Officer and President of the Company and resigned from the Board committees on which he served.
Name	Audit Committee(1)	Compensation Committee(2)	Nominating and Corporate Governance Committee(3)
Douglas G. Rauch	X	X	Chair
Cynthia A. Russo	Chair	X	X
James C. Stoffel	X	Chair	X
Total Meetings in 2018	8	6	8

(1)
Committee members are independent under the listing standards of the NYSE, Rule 10A-3 of the Securities Exchange Act of 1934 (“Exchange Act”), and as defined in the Audit Committee’s charter.

(2), (3)
Committee members are independent under the listing standards of the NYSE and as defined in the Compensation Committee’s charter and the Nominating and Corporate Governance Committee’s charter.

Compensation Committee.   The Compensation Committee oversees and administers our executive compensation program. The Compensation Committee’s responsibilities include:
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Reviewing and approving the goals and objectives relevant to our Chief Executive Officer’s compensation and, either as a Committee or with the other independent Directors, determine and approve our Chief Executive Officer’s compensation;

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Reviewing, making recommendations to the Board, and overseeing the administration of our compensatory plans, including incentive compensation arrangements;

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Reviewing and approving compensation of our executive officers; and

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Reviewing and recommending to the Board the compensation for our non-employee Directors.

The Compensation Committee has the authority to retain, oversee and compensate third party compensation consultants, legal counsel, or other advisers to assist the Committee in fulfilling its responsibilities. In early 2018, the Committee engaged Pearl Meyer & Partners, LLC (Pearl Meyer) as its compensation consultant to assist it in recommending the form and amount of executive and director compensation for 2018. Among other things, with respect to our 2018 compensation programs, Pearl Meyer was requested to:

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Assist in developing a peer group;

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Perform an executive compensation analysis, including a competitive pay assessment relative to peer group;

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Perform an assessment of our short-term incentive plan;

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Perform an assessment of our long-term equity incentive plan, including structural considerations, equity components and performance matrices;

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Perform a non-employee director compensation review;

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Provide legislative and regulatory updates; and

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Provide additional assistance, as requested by the Committee, in analyzing and determining senior officer compensation;

Prior to engaging Pearl Meyer, the Committee considered information relevant to confirm Pearl Meyer’s independence from management. Additional information regarding the services provided by Pearl Meyer can be found below in “Director Compensation” and “Executive Compensation”.
Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee assists the Board in meeting its responsibilities by:
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Identifying and recommending qualified nominees for election to the Board;

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Developing and recommending to the Board a set of corporate governance principles — our Corporate Governance Guidelines; and

•
Maintaining, monitoring compliance with, and recommending modifications to, our Code of Conduct.

Our Nominating and Corporate Governance Committee reviews possible candidates for the Board and recommends nominees to the Board for approval. The Committee considers potential candidates from many sources including stockholders, current Directors, management, and others. Stockholder recommendations for possible candidates for the Board should be sent to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, PAR Technology Corporation, 8383 Seneca Turnpike, New Hartford, New York 13413. Regardless of the source of the recommendation, the Nominating and Corporate Governance Committee screens all potential candidates in the same manner. In identifying and considering candidates, the Committee considers the criteria set out in the Corporate Governance Guidelines, which include specific characteristics, abilities and experience considered relevant to the Company’s businesses, including but not limited to the following:
•
business leadership with special expertise;

•
skills in areas of perceived need from time to time, which may include government contracting, transportation, technology finance and marketing;

•
lack of existing and future commitments that could materially interfere with the member’s obligations to the Company;

•
skills compatible with our business objectives;

•
substantial experience outside of the business community, including in the public, academic or scientific communities;

•
character and integrity;

•
inquiring mind and vision;

•
critical temperament; and

•
ability to work well with others.

In addition, the Nominating and Corporate Governance Committee considers the needs of the Company and the range of talent and experience represented on the Board. The Nominating and Corporate Governance Committee selects director candidates without regard to race, color, sex, religion, national origin, age, disability, or any other category protected by state, federal, or local law. The Nominating and Corporate Governance Committee considers diversity as it relates to differing points of views and experience in particular fields.
Audit Committee.   Our Audit Committee assists the Board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors’ qualifications and independence, and the performance of the internal audit function.
The Audit Committee’s responsibilities include:
•
Direct oversight of our independent auditor, including appointment, compensation, evaluation, retention, work product, and pre-approval of the scope and fees of the annual audit and any other services, including review, attest, and non-audit services;

•
Reviewing and discussing the internal audit process, scope of activities and audit results with internal audit;

•
Reviewing and discussing our quarterly and annual financial statements and earnings releases with management and the independent auditor;

•
Recommending to the Board that our audited financial statements be included in our Annual Reports on Form 10-K;

•
Overseeing and monitoring our internal control over financial reporting;

•
Assisting the Board in oversight of the Company’s compliance with policies and procedures addressing legal and ethical concerns;

•
Reviewing and discussing with management our risk exposure and processes; and

•
Preparing the Audit Committee report required by SEC rules (which is included below).

The Board determined that Ms. Russo is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act.

Report of the Audit Committee
The material in this report is being furnished and shall not be deemed “filed” with SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.
To the Board of Directors of PAR Technology Corporation:
The Audit Committee is responsible for appointing the Company’s independent auditor. For 2018, BDO USA, LLP (“BDO”) served as the Company’s independent auditor. With respect to the Company’s financial reporting process, management is responsible for establishing and maintaining internal controls and preparing the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The responsibility for auditing the Company’s consolidated financial statements and providing an opinion as to whether the Company’s consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP rests with BDO, as the Company’s independent auditor. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare or certify the Company’s financial statements. These are the fundamental responsibilities of management.
In the performance of its oversight function, the Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2018 with the Company’s management and BDO. In addition, the Audit Committee discussed with BDO, with and without management present, BDO’s evaluation of the overall quality of the Company’s financial reporting. The Audit Committee also discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also received the written disclosures and the letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO its independence.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.
Cynthia Russo (Chair)
Douglas G. Rauch
James C. Stoffel

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Stock Ownership of Directors and Officers
The tables below set forth, as of April 17, 2019, information regarding beneficial ownership of our common stock.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of our common stock if he, she, or it possesses sole or shared voting or investment power of the common stock or has the right to acquire beneficial ownership of our common stock within 60 days. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the tables below have or will have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.
Our calculation of the percentage of beneficial ownership is based on 16,252,648 shares of our common stock outstanding as of April 17, 2019. Common stock subject to stock options currently exercisable or exercisable within 60 days of April 17, 2019 is deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but is not deemed outstanding for computing the percentage of any other person.
The table is based upon information supplied by officers, Directors and principal stockholders, Schedules 13D, 13G and 13G/A filed with the SEC and other SEC filings made pursuant to Section 16 of the Exchange Act.
The following table sets forth the beneficial ownership of our common stock by our (1) Directors, (2) named executive officers, and (3) Directors and current executive officers as a group as of April 17, 2019.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors
Dr. John W. Sammon	4,657,815(1)	28.66%
Savneet Singh	See holdings below	*
Douglas G. Rauch	7,659	*
Cynthia A. Russo	27,919	*
Dr. James C. Stoffel	7,659	*
Named Executive Officers
Savneet Singh	25,815	*
Dr. Donald H. Foley	53,551(2)	*
Bryan A. Menar	16,346(3)	*
Matthew R. Cicchinelli	14,435(4)	*
All Directors and current executive officers as a group (7 persons)	4,757,648	29.25%

*
Less than 1%

(1)
See footnote (1) to the “Stock Ownership of Certain Beneficial Owners” table below.

(2)
Includes 2,444 shares subject to a currently exercisable stock option.

(3)
Includes 10,000 shares subject to a currently exercisable stock option.

(4)
Includes 2,000 shares subject to a currently exercisable stock option.

Stock Ownership of Certain Beneficial Owners
The following table provides information regarding the beneficial ownership of each person known by us to beneficially own more than 5% of our common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Dr. John W. Sammon c/o PAR Technology Corporation 8383 Seneca Turnpike New Hartford, NY 13413-4991	4,657,815(1)	28.66%
ADW Capital Partners, L.P. 5175 Watson Street NW Washington, DC 20016	1,623,000(2)	9.99%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	929,174(3)	5.72%
Edward W. Wedbush P.O. Box 30014, Los Angeles, CA 90030-0014	868,114(4)	5.34%

(1)
Based on a Schedule 13G/A filed with the SEC on April 1, 2019 with respect to John W. Sammon, Deanna D. Sammon, J.W. Sammon Corp. and Sammon Family Limited Partnership. Dr. Sammon reports sole voting power with respect to 2,565,219 shares, sole dispositive power with respect to 2,559,885 shares, and shared voting and dispositive power with his wife, Deanna D. Sammon with respect to 2,062,196 shares; Mrs. Sammon reports sole voting and dispositive power with respect to 30,400 shares and shared voting and shared dispositive voting power with her husband, Dr. Sammon with respect to 2,062,196 shares. J.W. Sammon Corp. and Sammon Family Limited Partnership each report sole voting and dispositive power with respect to 2,062,096 shares held directly by the Sammon Family Limited Partnership. J.W. Sammon Corp. is the sole general partner of the Sammon Family Limited Partnership. Dr. and Mrs. Sammon are officers and 50% shareholders of J.W. Sammon Corp. Dr. Sammon disclaims beneficial ownership of 30,400 shares held directly by Mrs. Sammon. Mrs. Sammon disclaims beneficial ownership of 2,565,219 shares beneficially owned by Dr. Sammon.

(2)
Based on a Schedule 13G/A filed with the SEC on April 15, 2019 by ADW Capital Partners, L.P, ADW Capital Management, LLC and Adam D. Wyden. Each of the foregoing reporting persons reports shared voting and shared dispositive power with respect to 1,623,000 shares.

(3)
Based on a Schedule 13G/A filed with the SEC on February 8, 2019 by Dimensional Fund Advisors LP, reporting sole voting power with respect to 895,271 shares and sole dispositive power with respect to 929,174 shares.

(4)
Based on a Schedule 13G/A filed with the SEC on February 18, 2015 by Edward W. Wedbush, Wedbush, Inc., and Wedbush Securities, Inc. Edward W. Wedbush reports he possesses sole voting and dispositive power of 286,416 shares, shared voting power of 756,372 shares and shared dispositive power of 868,114 shares. Mr. Wedbush reports he is Chairman of the Board and possesses approximately 50% ownership of the issued and outstanding shares of Wedbush, Inc. Wedbush, Inc. reports sole voting and dispositive power of 365,471 shares and shared voting and dispositive power of 469,956 shares. Wedbush Inc. is the sole stockholder of Wedbush Securities, Inc. Mr. Wedbush is President of Wedbush Securities, Inc. which reports sole voting and dispositive power of 47,703 shares, shared voting power of 469,956 shares and shared dispositive power of 581,698. The reporting parties indicate in their filing that the inter-relationship of the parties should not be construed as an admission of beneficial ownership by Mr. Wedbush of the securities held or controlled by Wedbush, Inc. or Wedbush Securities Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, Directors, and stockholders who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of reports filed with the SEC and written representations that no other reports were required, we believe that our executive officers, Directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during 2018.
DIRECTOR COMPENSATION
2018 Director Compensation
During 2018 compensation for all non-employee Directors consisted of a mix of cash and equity; previously, Director Sammon’s compensation consisted of cash only. In February 2018, Pearl Meyer provided the Board with an analysis of non-employee director compensation, including a review of director compensation of the Company’s peer group (the “Pearl Meyer Director Compensation Report”). The peer group for this analysis consisted of the same comparator group used to evaluate executive compensation and is described below under “Executive Compensation”. Based on the Pearl Meyer Director Compensation Report and the recommendations therein, in April 2018, the Compensation Committee adopted the 2018 compensation program for our non-employee Directors (the “2018 Non-Employee Director Compensation Program”).
Under the 2018 Non-Employee Director Compensation Program, which is described below, there was no year-over-year increase in the annual cash compensation component of non-employee Director compensation; however, there was an increase in the equity compensation component and as previously stated all non-employee Directors were paid cash and equity. Under the 2018 Non-Employee Director Compensation Program, each non-employee Director elected at the 2018 Annual Meeting of Stockholders received an annual award of restricted stock with a grant date value equal to $75,000. The 2018 annual grant was based on the closing price of our common stock on June 8, 2018 ($14.06), the grant date, and resulted in a grant of 5,334 shares of restricted stock to each person serving as a non-employee Director on the grant date, with 100% vesting on the earlier of June 8, 2019 and the Annual Meeting. The 2018 grants were made under PAR Technology Corporation 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”).
Cash compensation for non-employee Directors consisted of a fixed annual cash retainer ($40,000), with no additional fees for Board or committee meeting attendance or committee membership, except our Audit Committee Chair was paid an additional $5,000 cash retainer. We reimburse our non-employee Directors for reasonable expenses incurred to attend Board and Committee meetings.
In 2018 compensation earned by or paid to our non-employee Directors was as follows:
Name of Director(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Savneet Singh	25,010	82,945	—	107,955
Douglas G. Rauch	40,000	75,000	—	115,000
Cynthia A. Russo	45,000	75,000	—	120,000
Dr. John W. Sammon	52,500	75,000	—	127,500
Dr. James C. Stoffel	40,000	75,000	—	115,000

(1)
Mr. Singh was appointed to the Board effective April 20, 2018. Effective December 4, 2018 Mr. Singh was no longer a non-employee Director.

Prior to his re-election as a Director at the 2018 Annual Meeting of Stockholders, Director Sammon was paid an annual cash retainer of  $65,000. The $52,500 reflects a portion of fees paid to Dr. Sammon as a Director prior to his re-election as a Director at the 2018 Annual Meeting of Stockholders.

(2)
Mr. Singh received an award of fully-vested stock with a grant date value equal to $7,945 on November 12, 2018. The award was based on the closing price of our stock on November 12, 2018 ($16.51), the grant date, and resulted in a grant of 481 shares. The grant date value represented the pro rata portion of Mr. Singh’s independent director equity compensation for the period April 20, 2018 through June 8, 2018.

(3)
This column includes the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to the awards of stock made in 2018. Assumptions made in the valuation are discussed in Note 8 to the Company’s 2018 Consolidated Financial Statements included in the Company’s Annual Report on 10-K filed with the SEC on March 18, 2019.

Stock Ownership Guidelines for Non-employee Directors
Effective at the beginning of the 2018-19 Board service period, non-employee Directors are required to hold shares of the Company’s common stock with a fair market value equal to 3x the amount of the annual cash retainer payable to the non-employee Director. All shares of common stock bought by a non-employee Director or the Director’s immediate family member residing in the same household, all shares held in trust for the benefit of a non-employee Director or his or her family, and all shares granted under the Company’s 2015 Equity Incentive Plan count toward the satisfaction of these requirements. Each non-employee Director is required to attain such ownership within five (5) years of the later of: (a) the effective date of the policy (June 8, 2018) and (b) joining the Board.

Executive Compensation
During 2018 we were a “smaller reporting company,” as that term is defined in Rule 12b-2 of the Exchange Act, as such we are required to disclose certain compensation information about all individuals that served as our Chief Executive Officer (CEO) during 2018 and two other individuals serving as executive officers at the end of 2018 who were the most highly compensated executive officers of the Company. Our named executive officers during 2018 were:
Named Executive Officers	Positions and Offices
Savneet Singh(1)	Effective December 4, 2018, Interim Chief Executive Officer and President of the Company and Interim President of ParTech, Inc.
Dr. Donald H. Foley	Resigned December 4, 2018, Chief Executive Officer and President of the Company and President of ParTech, Inc.
Bryan A. Menar	Chief Financial Officer and Vice President of the Company
Matthew R. Cicchinelli	President of PAR Government Systems Corporation and Rome Research Corporation

(1)
Effective March 22, 2019, Mr. Singh was appointed to serve as Chief Executive Officer and President of the Company and President of ParTech, Inc.

Overview of Executive Compensation for 2018
Philosophy
Our compensation philosophy is to structure compensation programs that attract, retain, and motivate talented individuals who will create stockholder value by rewarding operational performance. While we believe this philosophy should apply to all our employees, as an employee’s level of expertise, responsibility, required commitment, and anticipated contribution to the achievement of the Company’s plans and goals increases, the more consequential the competitiveness and structure of the employee’s compensation.
Objectives
Our compensation program has four primary objectives:
•
Values Based: reward performance and behaviors that reinforce the values of leadership, integrity, accountability, teamwork, innovation, and quality;

•
Attract and Retain: in a highly competitive market for talent, we need to attract and retain talented people;

•
Performance-Based: motivate individuals to achieve our overall performance goals by rewarding them for their individual performance and contribution to the Company’s plans and goals; and

•
Alignment with Stockholder Interests: ensure our employees’ interests are aligned with stockholder interests.

Compensation Principles
Consistent with our philosophy and objectives, our Compensation Committee designed a 2018 executive compensation program for our named executive officers in accordance with the following principles:
•
Compensation must advocate our values, while being linked to our performance and the achievement of our financial goals;

•
Compensation opportunities should be competitive based on our peer group to ensure appropriate retention of top performers; and

•
Compensation should provide incentives that align the long-term financial interests of the Company’s named executive officers with those of our stockholders.

2018 Compensation Actions and Highlights
Our Compensation Committee undertook the following actions related to 2018 compensation for our named executive officers:
•
We granted increases in the base salaries of our named executive officers of approximately 5.4% in the aggregate;

•
As in prior years, short-term incentive compensation was determined by achievement against targets based on the Company’s or, in the case of Mr. Cicchinelli, PAR Government Systems Corporation’s, performance; and

•
We granted equity awards using a combination of time-based and performance-based awards of restricted stock and stock options, with the grant date fair value of the awards being granted as follows: 25% as time-vesting restricted stock; 40% as performance-vesting restricted stock; and 35% as non-qualified stock options.

Role of the Compensation Committee
The Compensation Committee approves, upon the recommendation of our CEO, the annual compensation of our non-CEO named executive officers and certain other senior officers of the Company, including incentive compensation (cash and equity based).
With respect to the compensation of the CEO, Pearl Meyer worked directly with the Compensation Committee. The CEO does not make recommendations on his base salary or the mix and/or structure of his short-term cash incentive or long-term equity incentive compensation.
Role of Compensation Consultant
In early 2018, the Compensation Committee engaged Pearl Meyer as its consultant to assist in the development of an industry peer group and provide the Compensation Committee with an assessment of our executive compensation program, including conducting an analysis of our executive compensation practices, including cash and equity compensation, and our incentive program designs and features as compared to our peer group. The Compensation Committee believes that Pearl Meyer has the necessary skills, knowledge, industry expertise, and experience, as well as the necessary resources, to provide a comprehensive approach to executive compensation analysis, planning and strategy.
Pearl Meyer assisted in the development of an industry peer group, including identifying and analyzing selection criteria, assessed our executive compensation program, and provided the Compensation Committee with advice and recommendations related to executive compensation. Prior to engaging Pearl Meyer, the Compensation Committee reviewed compensation data from third-party sources and publications. The Committee considered the compensation levels, mix, and structure of similarly-sized companies with comparable hardware and/or software products and/or services offerings and other market indicators to evaluate the base salaries and the mix and structure of short-term incentive and long-term equity incentive compensation components of our named executive officers.
Market Data and Other Compensation Considerations
In structuring the 2018 compensation program for our named executive officers, our Compensation Committee considered and, where appropriate, used data provided by Pearl Meyer, which included both peer group data and compensation survey data specific to technology/telecom companies. The Pearl Meyer report indicated that the executive compensation of our named executive officers is generally below market median.

The 2018 peer group developed by Pearl Meyer focused on industry-relevant, publicly-traded companies of similar size and complexity as the Company. Criteria used to select the peer group included revenue, number of employees and market capitalization.
The 2018 Peer Group included: A10 Networks, Inc.; Agilysys, Inc.; American Software, Inc.; Avid Technology, Inc.; CommerceHub, Inc. Control4 Corporation; Digi International Inc.; FARO Technologies, Inc.; Napco Security Technologies, Inc.; QAD Inc.; and SPS Commerce, Inc.
In addition to market and survey data, the Compensation Committee considered each named executive officer’s individual expertise, skills, responsibilities, required commitment, anticipated contribution to the Company’s achievement of its plans and goals, as well as prior award accumulation, and any contractual commitments, in designing and formulating the compensation of our named executive officers.
Role of CEO in Compensation Decisions
In addition to the advice and recommendations of Pearl Meyer, the Compensation Committee also considered information and recommendations of our then-serving CEO, Dr. Donald H. Foley, on the compensation and performance of our other named executive officers, including recommendations as to the appropriate levels of base salaries, short-term incentive compensation and long-term equity awards, performance targets for corporate and other operating segments, and individual performance.
Elements of 2018 Executive Compensation
Our 2018 executive compensation program was designed to retain and motivate our named executive officers, and to promote the creation and delivery of enhanced stockholder value by incentivizing our named executive officers to deliver competitive financial returns by establishing performance targets linked to our financial and business goals and objectives. In 2018, we compensated our named executive officers primarily through a combination of base salary, bonuses, and incentive compensation, which has a short-term cash component (“STI”) and a long-term equity compensation component (“LTI”).
Base Salary.   In setting the annual base salary of our CEO and Interim CEO, and in reviewing and approving the annual base salaries of the other named executive officers, the Compensation Committee considered information from Pearl Meyer and other factors described above under “Market Data and Other Compensation Considerations”. The primary objectives for the base salary component were to reward and retain our named executive officers and provide fixed compensation that was competitive in our market and commensurate with each named executive officer’s level of responsibility and anticipated contribution to the Company’s toward long-term objectives.
Bonuses.   Mr. Cicchinelli participates in an employee retention program used by PAR Government Systems Corporation as a tool to recruit and retain certain of its employees and those of its subsidiaries, generally available to all such employees not covered by the Service Contract Act. The payment (the “PGSC retention bonus”) is a percentage, which is established annually by PAR Government Systems Corporation’s senior management, of an employee’s total cash compensation paid in a fiscal year and is payable if the employee remains employed through and including the payment date in the immediately following year, generally on or about March 31. The payment is reduced by the amount, if any, of the employer contribution for the employee to the profit-sharing component of the Company’s retirement plan. In 2018, Mr. Cicchinelli earned a PGSC retention bonus of  $16,768. Mr. Menar was eligible to receive a retention and recognition bonus in consideration of his unique contributions to the Company’s business, operations, and strategies during 2018, and was awarded such a bonus in the amount of  $32,500.
Annual Incentive Compensation — Short-Term Incentive Compensation (“STI”) and Long-Term Equity Incentive Compensation (“LTI”).   The purposes of incentive compensation for our named executive officers are to provide financial incentives for meeting and exceeding pre-established performance targets for the respective businesses under their control. The Compensation Committee established and approved the 2018 performance targets of the named executive officers. Mr. Singh was not a participant in the Company’s 2018 annual incentive compensation program.
Our annual incentive compensation program for 2018 was designed to provide our named executive officers and other senior officers, including certain officers of our subsidiaries, the opportunity to receive an annual cash bonus equal to a percentage of their respective base salaries (“STI bonus”) and/or equity awards (“LTI”), based on the attainment of service requirements and/or performance targets. In 2018, our named executive officers’ (other than Mr. Singh’s) performance was assessed against non-GAAP PBT (as represented in line item “(loss) income from continuing operations before (provision for)/benefit from income taxes” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Report on 10-K filed with the SEC on March 18, 2019, less non-recurring expenses) and net income before taxes (“NIBT”) performance targets and a SaaS revenue target. Under the annual incentive compensation program for 2018 our named executive officers (other than Mr. Singh) were eligible to receive:
•   Short-Term Incentive (“STI”) Compensation — Annual STI targets for the Company, on a consolidated basis, and annual NIBT targets for PAR Government Systems Corporation, on an entity level performance basis. The Company’s 2018 STI targets ranged from 90% to 120% of the Company’s non-GAAP PBT (“Corporate STI targets”) and PAR Government Systems Corporation’s 2018 STI targets range from 90% to 120% of PAR Government Systems Corporation’s actual NIBT (“PAR Gov’t STI targets”).
The percentages used to calculate individual 2018 annual STI bonus compensation for Dr. Foley and Messrs. Menar and Cicchinelli were as follows:
	Individual Bonus Target – As a Percentage of Individual Base Salary(1)
Name	Below Target (90% of Target)	At Target	Above Target (120% of Target)
Dr. Donald H. Foley	37.5%	75.0%	112.5%
Bryan A. Menar	20.0%	40.0%	60.0%
Matthew R. Cicchinelli	25.0%	50.0%	75.0%

(1)
To the extent a target amount is exceeded, the payout increases by 2.5% for each 1% of over-achievement to a maximum individual bonus payout of 150%, to the extent a target is missed, the payout is decreased by 5% for each 1% of under-achievement to a minimum individual bonus payout of 50%.

The Corporate STI targets were not met in 2018, accordingly, Dr. Foley and Mr. Menar were not paid an annual STI bonus for 2018 performance. The PAR Gov’t STI targets were achieved and Mr. Cicchinelli was paid $121,750 for 2018 performance.
•   Long-Term Incentive (“LTI”) Compensation — The Company may grant equity awards, including stock options and restricted stock under the 2015 Equity Incentive Plan. In 2018, the Compensation Committee structured its equity awards to incentivize the achievement of financial goals, drive stockholder value and to retain our top performing executives. The 2018 LTI compensation to our named executive officers (other than Mr. Singh) consisted of restricted stock and non-qualified stock options, with the grant date fair value of the awards being granted as follows: 25% as time-vesting restricted stock, 40% as performance-vesting restricted stock, and 35% as non-qualified stock options. The time-vesting restricted stock vest ratably, in one-third increments, on December 31, 2018, December 31, 2019, and December 31, 2020, if service requirements are met. The performance-vesting restricted stock vest on December 31, 2020, to the extent annual performance targets linked to one-third of the overall shares are achieved and service requirements are met. The non-qualified stock options vest ratably, in one-third increments on August 13, 2019, August 13, 2020, and August 13, 2021. In the event of a change of control (as defined in the 2015 Equity Incentive Plan), all unvested shares of our common stock subject to non-qualified stock options and all unvested time-vesting shares of restricted stock vest on the effective date of the change of control; and all unvested performance-vesting shares of restricted stock convert into time-vesting shares. The converted shares vest on the scheduled vesting date, unless the holder’s employment is terminated without cause within 12-months of a change of control, in which case, all unvested shares vest as of the effective date of termination. In addition, all time vesting shares vest at death. The terms and conditions of the LTI awards provide for forfeiture and a reacquisition right in respect of previously acquired shares of restricted stock upon the occurrence of  “for cause” conduct or the breach of certain restrictive covenants (confidentiality, non-solicitation, non-competition, or non-disparagement) and the right to clawback performance vesting shares in certain instances.

In 2018, we granted the following LTI awards to our named executive officers (other than Mr. Singh):
Name	Time Vesting Restricted Stock	Performance Vesting Restricted Stock	Non-Qualified Stock Options
Dr. Donald H. Foley	1,944	3,111	7,333
Bryan A. Menar	845	1,352	3,188
Matthew R. Cicchinelli	845	1,352	3,188
One-third of the time vesting restricted stock vested on December 31, 2018 and one-third performance vesting restricted stock are eligible to vest on December 31, 2020, as the applicable performance target (SaaS revenue from sales of the Company’s Brink POS cloud-based software solution for the 2018 performance year) was met. For the performance year ended December 31, 2018, the total number of shares linked to the 2018 performance target and eligible to vest on December 31, 2020 depended on the percent of achievement of the performance target for the 2018 performance year; for every 1% deviation from the 2018 performance target, 2.5% of the shares are eligible to vest on December 31, 2020; provided:
Less than 85% of the 2018 performance target = forfeiture of the shares of performance-vesting restricted stock eligible to vest for the 2018 performance year	85% of the 2018 performance target = 63% of the shares of performance-vesting restricted stock eligible to vest for the 2018 performance year	100% of the 2018 performance target = 100% of the shares of performance-vesting restricted stock eligible to vest for the 2018 performance year	120% of the 2018 performance target = 150% of the shares of performance-vesting restricted stock eligible to vest for the 2018 performance year (capped at 120%)
Please see “Employment Arrangements for 2018” for a discussion of forfeitures and modifications to the vesting of Dr. Foley’s LTI awards in connection with his resignation effective December 4, 2018.
Benefits.   Our named executive officers are eligible for the same benefits available to our other full-time employees. Our benefits include our 401(k)/retirement plan (“retirement plan”), employee stock purchase plan, health and life insurance plans, and other welfare benefit programs. Our retirement plan has a deferred profit-sharing component. Contributions to the profit-sharing component of the retirement plan are made at the discretion of the Board. No contributions were made to the profit-sharing program in 2018.
Deferred Compensation.   We sponsor a non-qualified deferred compensation plan for a select group of highly compensated employees that includes certain of our named executive officers. Participants may make voluntary deferrals of their salary and/or cash bonus to the plan. The Board also has the sole discretion to make employer contributions to the plan, although it did not make any such employer contributions in 2018.
Employment Arrangements for 2018
Savneet Singh.   In connection with his appointment as Interim Chief Executive Officer and President of the Company effective December 4, 2018, we entered into an employment letter with Mr. Singh, which provides for an annual base salary of  $473,500 (which was pro-rated for 2018). Pursuant to the employment letter Mr. Singh was granted 5,000 shares of performance based restricted stock under the 2015 Equity Incentive Plan (“performance shares”). The performance shares would vest on the earlier of: (a) the effective date of a Change of Control (as defined in the 2015 Equity Incentive Plan) and (b) the closing share price of the Company’s common stock being at or above an established performance threshold for at least 60 consecutive trading days on the NYSE, where the established performance threshold is defined as 130% of the average closing price of the Company’s common stock in the immediate past 20 consecutive trading days prior to December 4, 2018. The employment offer letter further provides that beginning with the fiscal year ending December 31, 2019, Mr. Singh is eligible to participate in our short-term incentive, or STI program, at an individual bonus target based on his base salary earned in 2019. Annual STI bonus targets for subsequent years are subject to approval and adjustment by the Committee. The employment offer letter provided for Mr. Singh’s employment through June 30, 2019.

In connection with his appointment as Chief Executive Officer and President of the Company effective March 22, 2019, we entered into a new employment agreement with Mr. Singh. The new employment agreement supersedes and preempts the December 2018 employment letter (including cancelling the 5,000 performance shares described above) and is further described in our Current Report on Form 8-K filed with the SEC on March 22, 2019; the terms of the March 2019 employment offer letter will be further described in our proxy statement for the 2020 Annual Meeting of Stockholders.
Dr. Donald H. Foley.   Prior to his resignation as Chief Executive Officer and President of the Company, we had entered into an employment letter with Dr. Foley, effective April 10, 2018, as amended. Pursuant to that agreement, Dr. Foley was paid an annual base salary of  $473,500; he participated in our short-term incentive, or STI, program at an individual bonus target of 75% of his earned annual base salary for performance against targets established by the Compensation Committee; he was eligible to receive grants of restricted stock, nonqualified stock options or a combination thereof up a total grant date fair value of  $172,500; and he participated in our retirement plan and received insurance and other customary benefits offered by us to our executives. In connection with his resignation, effective December 4, 2018, we entered into an agreement with Dr. Foley providing for: (i) the payment of his unpaid base salary through December 31, 2018, (ii) to the extent earned, his STI bonus for the fiscal year ended December 31, 2018, (iii) the payment of earned and unused vacation and (iv) the acceleration of vesting of 33.33% of the shares of Company common stock subject to the non-qualified stock option granted to Dr. Foley in August 2018, conditioned upon his delivery of a general release of claims against the Company. We also entered into a consulting agreement with Dr. Foley effective through June 30, 2019. During the term of his consulting services, Dr. Foley will continue to be eligible to vest in the shares of time-vesting restricted stock, that vest in one-third increments, with the second tranche scheduled to vest December 31, 2019. Further, in consideration for the consulting services, the vesting date of the 33.33% performance-vesting shares of restricted stock granted to Dr. Foley in August 2018 and linked to the 2018 performance year was accelerated to December 31, 2018. The balance of performance-vesting shares granted to Dr. Foley in August 2018 were cancelled. Under an employment offer letter effective April 12, 2017, Dr. Foley received 25% of his base salary through April 2018 in time vesting restricted stock that vested ratably on a monthly basis.
Bryan A. Menar.   In connection with his appointment as Chief Financial Officer and Vice President of the Company, we entered into an employment agreement with Mr. Menar. Pursuant to that employment agreement Mr. Menar was paid an annual base salary of 250,000, which was increased to $271,000 in 2018; he participates in our STI program, at an individual bonus target as a percentage of his annual base salary for performance against targets established by the Board; and he participates in our retirement plan and receives insurance and other customary benefits offered by us to our executives. In the event Mr. Menar’s employment is terminated without cause prior to November 14, 2019, Mr. Menar’s employment agreement provides that he will be paid severance equal to six months of his then annual base salary in exchange for a duly executed standard release.
Matthew R. Cicchinelli.   Effective December 12, 2015, Mr. Cicchinelli was appointed to the position of President of PAR Government Systems Corporation and Rome Research Corporation. In connection with this appointment, we entered into an employment agreement with Mr. Cicchinelli. Pursuant to that employment agreement, Mr. Cicchinelli was paid an annual base salary of  $240,000, which was increased to $247,000 in 2018; he participates in our STI program, at an individual bonus target of up to 50% of his annual base salary for performance against targets established by the Board; and participates in our retirement plan and receives insurance and other customary benefits offered by us to our executives. Mr. Cicchinelli’s employment is not governed by any severance agreement.

Summary Compensation Table
The following table sets forth information regarding compensation earned by our named executive officers during 2018 and 2017.
Name and Principal Position (a)	Year (b)	Salary ($) (c)(1)	Bonus ($) (d)(2)	Stock Awards ($) (e)(3)	Option Awards ($) (f)(4)	Non-Equity Incentive Plan Compensation ($) (g)(5)	Non-Qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)(6)	Total ($) (j)
Savneet Singh Interim CEO and President (effective December 4, 2018)	2018	30,595	—	96,850	—	—	—	—	127,445
Dr. Donald H. Foley Former CEO and President (resigned effective December 4, 2018)	2018	440,659	—	145,823	54,209	—	—	41,489	682,180
	2017	249,962	129,926	126,904	—	6,269	—	2,066	515,127
Bryan A. Menar Chief Financial Officer and Vice President	2018	260,169	32,500	48,750	26,250	—	—	2,438	370,107
	2017	250,000	17,500	40,050	152,667	—	—	1,718	461,935
Matthew R. Cicchinelli PAR Government Systems Corporation and Rome Research Corporation President	2018	244,827	16,768	48,750	26,250	121,750	—	3,031	461,376
	2017	240,000	16,090	44,500	—	105,204	—	2,480	408,274

(1)
Pursuant to Dr. Foley’s employment offer letter dated April 12, 2017, 25% of Dr. Foley’s base salary for the period April 12, 2017 through April 11, 2018 was paid in restricted stock that vested ratably on a monthly basis. Therefore, a portion of Dr. Foley’s annual base salary reported in column (c) has been reduced by $33,703, the grant date fair value of the portion of his salary that was paid in restricted stock and reported in column (e).

(2)
Column (d) reflects Mr. Menar’s recognition bonus for 2018 and Mr. Cicchinelli’s PGSC retention bonus for 2018.

(3)
Column (e) for Mr. Singh includes $96,850, which represents the grant date fair value of the 5,000 shares of restricted stock that were granted to him in connection with his appointment to the position of Interim Chief Executive Officer and President that vest on the earlier of  (a) the effective date of a Change in Control (as defined in the 2015 Equity Incentive Plan) and (b) the closing share price of the Company’s common stock being at or above the performance threshold for at least sixty (60) consecutive days on the NYSE, where the performance threshold is defined as 130% of the average closing price of the Company’s common stock in the immediate past twenty (20) consecutive trading days prior to December 4, 2018. In connection with Mr. Singh’s appointment as CEO and President of the Company effective March 22, 2019, these 5,000 shares of restricted stock were cancelled.

Column (e) for Dr. Foley includes $112,120, which represents the grant date fair value of the 5,055 shares of restricted stock granted to Dr. Foley in 2018, 1,944 of which are time vesting and 3,111 of which are performance vesting. The time vesting restricted stock vests ratably on December 31, 2018, December 31, 2019 and December 31, 2020. The performance vesting restricted stock vests on December 31, 2020, subject to annual performance goals having been achieved, with one-third of the shares being linked to each of the performance years ending December 31, 2018, 2019 and 2020. In connection with his separation from the Company and in consideration of consulting services, the Compensation Committee agreed to accelerate vesting with respect to one-third of the shares of performance vesting restricted stock to the extent performance conditions for the performance year ended December 31, 2018 were met. The remaining shares of performance vesting restricted stock linked to the performance years ending December 31, 2019 and 2020 were cancelled. In addition,

Column (e) for Dr. Foley includes $33,703, which represents the grant date fair value of the 3,919 shares of restricted stock that Dr. Foley received in lieu of cash payment of his base salary pursuant to the terms of his April 12, 2017 employment offer letter.
Column (e) for Mr. Menar and Mr. Cicchinelli represents the grant date fair value of the 2,197 shares of restricted stock granted to Messrs. Menar and Cicchinelli in 2018, 845 of which are time vesting and 1,352 of which are performance vesting. The time vesting restricted stock vests ratably on December 31, 2018, December 31, 2019 and December 31, 2020. The performance vesting restricted stock vests on December 31, 2020, subject to annual performance goals having been achieved, with one-third of the shares being linked to each of the performance years ending December 31, 2018, 2019 and 2020.
The dollar amounts reflect the aggregate grant date fair value based upon the probable outcome of such conditions identified in the performance-based awards, calculated in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in Note 8 to our 2018 Consolidated Financial Statements included in our Annual Reports on Form 10-K filed with the SEC on March 18, 2019; the maximum value of the performance-based awards, assuming the highest level of performance conditions will be achieved is shown in column (e).
(4)
Column (f) for Dr. Foley includes a nonqualified stock option to purchase 7,333 shares of common stock that was granted on August 13, 2018 and was to vest in three equal installments, with the first 33.33% to vest on August 13, 2019. In connection with his separation from the Company, the Compensation Committee agreed to accelerate vesting of 33.33% of the options from August 13, 2019 to December 4, 2018. The remaining options will vest on August 13, 2020 and August 13, 2021 subject to Mr. Foley’s continued service with the Company. Mr. Foley’s consulting agreement expires June 30, 2019.

Column (f) for each of Messrs. Menar and Cicchinelli includes nonqualified stock options to purchase 3,188 shares of common stock that were granted on August 13, 2018. The options vest annually in three equal installments, with the first 33.33% to vest on August 13, 2019.
The dollar amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in Note 8 to our 2018 Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 18, 2019.
(5)
Column (g) for Mr. Cicchinelli reflects his STI bonus for 2018.

(6)
“All Other Compensation” includes a 401(k) employer matching contribution and the Company’s payment of premiums on term life insurance. “All Other Compensation” earned by Mr. Foley also includes $38,745 which represents earned and unused vacation paid to Mr. Foley in connection with his separation from the Company.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information regarding outstanding equity awards held by our named executive officers at December 31, 2018.
Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock that Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (i)	Equity Incentive Awards: Market Value of Unearned Shares, Units or Other Rights that Have Not Vest ($)(11) (j)
Savneet Singh	—	—	—	—	—	—	5,000(5)	108,750
Donald H. Foley	2,444	4,889(1)	22.18	8/13/28	—	—	—	—
	—	—	—	—			1,296(6)	28,188
	—	—	—	—			—(7)	—
Bryan A. Menar	—	3,188(2)	$22.18	8/13/28	—	—	—	—
	10,000	30,000(3)	$8.90	12/08/27	—	—	—	—
					—	—	563(6)	12,245
					—	—	1,352(7)	29,406
	—	—	—	—	—	—	750(8)	16,313
	—	—	—	—			1,500(9)	32,625
Matthew R. Cicchinelli	—	3,188(2)	$22.18	8/13/28	—	—	—	—
	2,000(4)	—	$4.80	1/9/24	—	—	—	—
	—	—	—	—	—	—	563(6)	12,245
	—	—	—	—	—	—	1,352(7)	29,406
	—	—	—	—	—	—	833(8)	18,118
	—	—	—	—	—	—	1,667(9)	36,257
	—	—	—	—	—	—	6,667(10)	145,007

(1)
This option was granted on August 13, 2018 and vests ratably over three years on the anniversary of the date of grant; however, in connection with his separation from the Company, the Compensation Committee agreed to accelerate vesting of 33.33% of the options from August 13, 2019 to December 4, 2018; subject to continuing service requirements the remaining options will vest on August 13, 2020 and August 13, 2021. Mr. Foley’s consulting agreement expires June 30, 2019.

(2)
This option was granted on August 13, 2018 and vests ratably over three years on the one-year anniversary of the date of grant.

(3)
This option was granted on December 8, 2017 and vests ratably over four years on the one-year anniversary of the date of grant.

(4)
This option was granted on January 9, 2014 and vested ratably over three years on the one-year anniversary of the date of grant.

(5)
These shares of performance vesting restricted stock were granted on December 11, 2018 and vest on the earlier of  (a) the effective date of a Change in Control (as defined in the Equity Incentive Plan) and (b) the closing share price of the Company’s common stock being at or above the performance threshold for at least 60 consecutive days on the NYSE, where the performance threshold is defined as 130% of the average closing price of the Company’s common stock in the immediate past 20 consecutive trading days prior to December 4, 2018. In connection with Mr. Singh’s appointment as CEO and President of the Company effective March 22, 2019, these 5,000 shares of restricted stock were cancelled.

(6)
These shares of time vesting restricted stock were granted on August 13, 2018 and vest ratably on December 31, 2018, 2019 and 2020.

(7)
These shares of performance vesting restricted stock were granted on August 13, 2018 and vest on December 31, 2020 subject to attaining annual performance targets for the years ending December 31, 2018, 2019 and 2020. The number of shares assumes that performance goals for the remaining vesting dates will be achieved. For Dr. Foley, vesting of 33.33% of the restricted shares was accelerated to December 31, 2018, subject to attaining the performance targets for the December 31, 2018 performance year. The remaining shares were cancelled.

(8)
These shares of time vesting restricted stock were granted on December 8, 2017 and vest ratably on December 31, 2017, 2018 and 2019.

(9)
These shares of performance vesting restricted stock were granted on December 8, 2017 and vest ratably on December 31, 2017, 2018 and 2019 if annual performance targets are achieved. However, if a performance target for a performance year is not met, the shares of restricted stock for such missed performance year are eligible for recapture. The shares of restricted stock for a missed performance year are eligible for recapture at the end of the immediately subsequent performance year, if the cumulative actual performance exceeds the cumulative performance targets for such performance years. The recapture right is only available in the immediately subsequent performance year; provided, in the case of the last performance year, if the performance target for the last performance year is not met, the shares of restricted stock for that last performance year may be recaptured if the cumulative actual performance for the three (3) performance years exceeds the cumulative performance targets for the three (3) performance years. The performance targets were not met for years one or two. The number of shares assumes that performance goals for the remaining vesting dates will be achieved.

(10)
20,000 shares of performance vesting restricted stock were granted to Mr. Cicchinelli, and vest in equal tranches on May 5, 2017 (forfeited), May 5, 2018 (forfeited), and May 5, 2019.

(11)
The dollar amounts reflect the market value of the shares based on the closing price of our common stock on December 31, 2018 ($21.75).

PROPOSAL 2 — NON-BINDING, ADVISORY VOTE TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As a smaller reporting company in 2018, our disclosure regarding the compensation of our named executive officers is pursuant to Item 402(m) through (q) of Regulation S-K of the Exchange Act. While our smaller reporting company status exempts us from Item 402(b) of Regulation S-K, which imposes a compensation discussion and analysis of a company’s executive compensation practices, we have elected to provide information regarding our executive compensation objectives and practices in order to give our stockholders transparency into our compensation program. The compensation paid to our named executive officers in 2018 is disclosed in the narrative discussion and compensation tables on pages 17 through 26 of this Proxy Statement. As discussed in the disclosures, we believe our compensation program is focused on pay-for-performance principles and are strongly aligned with the long-term interests of building stockholder value.
Our stockholders, through their non-binding, advisory vote at the 2013 Annual Meeting of Stockholders, indicated a desire for an annual non-binding, advisory vote regarding the compensation of our named executive officers. Our Board believes an annual vote will enhance stockholder communication by providing a clear, simple means for us to obtain information on investor sentiment about our executive compensation philosophies and practices. Accordingly, in accordance with Section 14A of the Exchange Act and the associated regulations, stockholders are being asked to provide a non-binding, advisory vote on the following resolution:
RESOLVED, that the stockholders of PAR Technology Corporation approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement, including the compensation tables and narrative discussion contained herein.
The next non-binding, advisory vote regarding the compensation of our named executive officers is expected to be held at the 2020 Annual Meeting of Stockholders if the Board of Director’s recommendation to vote for “Every Year” in Proposal 3 is approved at the Annual Meeting.
The vote solicited by Proposal 2 is advisory in nature, and therefore is not binding on the Company, the Board, or the Compensation Committee. While the opinions of our stockholders are valued, the result of the vote will not require the Company, the Board, or the Compensation Committee to take any actions, and will not be construed as overruling any decision of the Company or the Board. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider stockholder concerns and an evaluation will be made as to whether any actions are necessary to address those concerns.
The Board of Directors unanimously recommends a vote “For” the proposal to approve the compensation of our named executive officers as disclosed in this Proxy Statement, including the compensation tables and narrative discussion.

Proposal 3 — Non-Binding, Advisory Vote to Approve the Frequency of Future
Advisory Votes to Approve the Compensation of Our Named Executive Officers
As described in Proposal No. 2 above, the Company’s stockholders have the opportunity to cast an advisory vote to approve the compensation paid to the Company’s named executive officers. We are required, at least once every six years, to hold a vote regarding the frequency of future advisory votes on the compensation of our named executive officers. In accordance with Section 14A of the Exchange Act and Rule 14a-21(b), we are asking our stockholders to indicate whether future advisory votes to approve the compensation of our named executive officers should be held every year, every two years, or every three years.
The Board continues to believe that stockholders should have the opportunity to cast an advisory vote on the compensation of our named executive officers every year. As with the vote in Proposal No. 2, this vote is advisory and not binding on the Company, the Board or the Compensation Committee and will not be construed as overruling any decision of the Company or the Board. However, we value the opinions of our stockholders, and to the extent there is any significant vote in favor of one frequency over the other frequency options, the Company will consider the stockholders’ preference.
The Board of Directors unanimously recommends a vote for “Every Year” as the frequency of future advisory votes to approve the compensation of our named executive officers.

Proposal 4 — Approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan
On April 16, 2019, the Board adopted, subject to stockholder approval, the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan (the “Amended Plan”). Among other things, the Amended Plan increases the number of shares of common stock authorized for issuance by 1,000,000. The Board believes that the Company’s ability to grant stock-based awards is important to its continuing ability to attract, motivate and retain talented people.
The PAR Technology Corporation 2015 Equity Incentive Plan (the “Current Plan”) was originally adopted by our Board and approved by our stockholders at the 2015 Annual Meeting of Stockholders. As originally adopted, the Current Plan included 1,000,000 shares available for issuance.
As of April 17, 2019, the total number of shares of common stock available for future awards under the Current Plan was 391,099. Based on estimated usage, the Compensation Committee anticipates depleting the 391,099 available shares by the end of fiscal 2019.
While adding 1,000,000 shares to the Amended Plan will increase the potential dilution to our current stockholders, our Board believes that our equity compensation program is well-managed. As shown in the table below, as of December 31, 2016, 2017 and 2018, stockholder dilution, measured by the quotient of total shares of common stock reserved for future awards, plus outstanding, but unexercised stock options, plus unvested restricted stock, over total shares of common stock outstanding, attributable to the Current Plan was 12.01%, 9.24% and 7.73%, respectively. Potential dilution as of April 17, 2019, inclusive of the additional 1,000,000 shares, would be 14.01%.
	December 31, 2016	December 31, 2017	December 31, 2018	April 17, 2019 (with 1,000,000 additional shares)
Shares reserved for future awards under Current Plan	781,168	555,437	378,194	1,391,099
Outstanding, but unexercised stock options	948,975	761,141	677,840	671,991
Unvested restricted stock outstanding	163,329	158,574	193,342	213,342
Total shares of common stock outstanding	15,771,345	15,969,085	16,171,879	16,248,125
Total dilution	12.01%	9.24%	7.73%	14.01%
In 2018 we granted stock-based awards, which were in large part, non-qualified stock options, to approximately 9.4% of our employees under the Current Plan. The table below shows the numbers of shares of common stock subject to such stock-based awards.
Category	Shares Subject to Awards Granted (#)
	Non-Qualified Stock Options	Time-Vesting Restricted Stock	Performance Vesting Restricted Stock	Total 2018 Grants (%)
Non-Employee Directors(1)	—	31,801	—	16.9%
Named Executive Officers(2)	13,709	11,224	10,815	19.0%
All Other Participating Employees	90,337	12,804	17,010	64.1%
Total	104,046	55,829	27,825	100.0%

(1)
Non-employee Directors include Directors Russo, Rauch, Sammon, Stoffel and, prior to December 4, 2018, Director Singh.

(2)
Named executive officers include Messrs. Foley, Singh (beginning December 4, 2018), Menar and Cicchinelli.

In order to continue to have an appropriate supply of shares for stock-based awards to attract, motivate, and retain the talent required to successfully execute our business plans, the Board believes that the additional 1,000,000 shares requested in the Amended Plan will provide the Compensation Committee with sufficient shares for our equity compensation program for approximately three years, depending on various factors.

The Company’s three-year adjusted average annual burn rate as of December 31, 2018 is 2.22%, well below the Institutional Shareholder Services (“ISS”) “burn rate benchmark” for our industry.
(Shares are stated in thousands)	2016	2017	2018
Weighted Average Number of Shares of Common Stock Outstanding	15,675	15,949	16,224
Stock Options Granted	133	149	104
Restricted Stock Granted	168	92	79
Adjusted Total(1)	469	333	261
Granted Stock Options and Restricted Stock Burn Rate	2.99%	2.09%	1.61%
Vested Stock Options and Restricted Stock	161	223	199
Vested Stock Options and Restricted Stock Burn Rate	1.03%	1.40%	1.23%
3-year average (adjusted) Burn Rate 2.22%

(1)
Adjusted total reflects that ISS considers full-value awards to be more valuable than stock options. The adjustment is made based on the Company’s annual stock price volatility, such that 1 full value award will count as 2 option shares.

Amended Plan Summary
Set forth below is a summary of the principal provisions of the Amended Plan. The summary is qualified in its entirety by reference to the text of the Amended Plan, which is attached as Appendix A to this Proxy Statement. We urge our stockholders to carefully review the Amended Plan.
Key Amendments
In addition to seeking an additional 1,000,000 shares available for issuance under the Amended Plan, the Amended Plan:
•
provides for an annual limit on non-employee Director awards;

•
provides greater clarity regarding the Current Plan’s prohibition on repricing of stock options and stock appreciation rights without stockholder consent; and,

•
expressly provides the Company with the right to clawback previously acquired shares of common stock, whether in accordance with governing law or a policy adopted by the Board. This supplements the provisions of the Company’s current stock option and restricted stock award agreements provide for a reacquisition right in respect of previously acquired shares of common stock, including payment to the Company of any proceeds received by a participant upon disposition of any such previously acquired shares, upon the occurrence of  “for Cause” conduct or, if during the participant’s employment or service with the Company and thereafter, the participant’s breach of certain restrictive covenants, and our current restricted stock award agreement that provides the right to clawback performance vesting shares subject to clawback under applicable law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Amended Plan Term.   The term of the Amended Plan will begin on the date of stockholder approval. No awards may be granted under the Amended Plan after the completion of ten years from the date on which the Amended Plan was approved by the stockholders in 2019 but awards previously granted may extend beyond that date unless terminated by the Board or Compensation Committee in accordance with the terms of those awards..
Eligible Participants.   All employees, officers, directors, consultants and advisors of the Company are eligible to participate in the Amended Plan. As of April 17, 2019, there were approximately 950 employees (including officers) and five non-employee Directors eligible to participate in the Amended Plan. Although consultants and advisors are eligible to participate, we have not historically granted stock-based awards to consultants and advisors.

Total Shares Authorized.   The Amended Plan will include an aggregate of 1,391,099 shares available for issuance.
Administration and Authority.   The Board has broad authority to administer the Amended Plan, which it may delegate to the Compensation Committee, which is comprised solely of independent Directors. References hereafter in this Proposal 4 to the Board apply equally to the Compensation Committee when the Board delegates its authority under the Amended Plan. The Board has the authority to grant and amend awards and, subject to the express limitations of the Amended Plan, the Board has the authority to (i) to construe and determine award agreements, awards and the Amended Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Amended Plan and any awards thereunder, (iii) to determine the terms and conditions of the awards, and (iv) to make all other determinations or certifications and take such other actions in the judgment of the Board are necessary or desirable for the administration and interpretation of the Amended Plan.
Award Types.   Stock options, restricted stock, and such other stock-based awards as the Board or Compensation Committee may determine, including securities convertible into our common stock, stock appreciation rights, phantom stock awards and stock units. The Board may grant stock options that are incentive stock options (ISOs) or non-qualified stock options. Only employees may receive ISOs. No stock option can be exercised more than ten (10) years from the date of grant.
Award Limits.   Awards intended to qualify as incentive stock options may not become exercisable in any one calendar year for shares of common stock with an aggregate fair market value of more than $100,000. The Amended Plan places an annual limit of  $200,000 on the fair value of shares awarded to non-employee Directors.
No Repricing.   The Board may not reprice stock options or stock appreciation rights without stockholder approval.
Clawback, Recovery and Recoupment.   All awards shall be subject to clawback, recovery or recoupment in accordance with any compensation clawback, recovery or recoupment policy adopted by the Board or otherwise required by applicable law, government regulation or stock exchange listing requirement and, in addition to any other remedies available under such policy and applicable law, government regulation or stock exchange listing requirement, may require the forfeiture and cancelation of outstanding awards and the recoupment of any gains realized with respect to any awards. The Board may impose any such clawback, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate.
Change in Control.   In connection with a Change in Control as defined under the Amended Plan, the Board may (1) make provision for continuation of the award, assumption of the award by the acquiring entity or by substitution of the award on an equitable basis for the shares subject to the award, (2) accelerate vesting of an award, or (3) exchange of the award for the right to participate in an equity or benefit plan of any successor corporation.
Acceleration.   The Board may at any time provide that any stock options shall become immediately exercisable in full or in part, that any restricted stock awards shall be free of some or all restrictions, or that any other stock-based awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that such action may cause application of Section 280G and Section 4999 of the Internal Revenue Code of 1983, as amended (the “Code”) or disqualify all or part of an incentive stock option award.
Recapitalization.   In the event of certain corporate transactions or changes in corporate capitalization, the Board or the Compensation Committee will make adjustments to the terms of the Amended Plan (e.g., the maximum number of shares available and individual limits) and outstanding awards.
Tax Withholding.   The issuance of common stock in satisfaction of an award under the Amended Plan is conditioned on the participant having made arrangements for the satisfaction of tax withholding obligations, which a participant may satisfy, by making a cash payment or authorizing withholding from the participant’s compensation, and subject to prior approval of the Company by (i) causing the Company to withhold shares of common stock from the payment of an award or (ii) by delivering to the Company shares of common stock already held by the participant.
Transferability.   Awards granted under the Amended Plan generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the participant, shall be exercisable only by the participant, except as the Board may otherwise provide.
Amendment/Termination.   The Board has broad authority to amend, suspend or terminate the Amended Plan, except where stockholder approval is required (i) by the rules of any securities exchange or inter-dealer quotation system on which the Company’s common stock is listed or traded or (ii) in order to continue to comply with applicable provisions of the Code and any regulations promulgated thereunder. Amendments may not materially adversely affect participants without the consent of the affected participants.
Certain Federal Income Tax Consequences
The following discussion of the U.S. federal income tax consequences of awards under the Amended Plan is based on present federal tax laws and regulations and does not purport to be complete. Foreign, other federal, state and local taxes not described below may also apply.
Incentive Stock Options.   If a stock option is an ISO, the employee does not realize income upon grant or exercise of the ISO, and no deduction is available to the company at such times, but the difference between the value of the shares of stock purchased on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the employee’s alternative minimum tax. If the shares of stock purchased upon the exercise of an ISO are held by the employee for at least two years from the date of the grant and for at least one year after exercise, any resulting gain is taxed at long-term capital gains rates. If the shares are disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the shares at the time of exercise and the exercise price of the ISO, is taxed at ordinary rates as compensation paid to the employee, and the company is entitled to a deduction for an equivalent amount. Any additional gain recognized from the disposition in excess of the fair market value of the shares at the time of exercise is treated as short- or long-term capital gain depending on how long the shares have been held.
Non-Qualified Stock Options.   If a stock option is a NQSO, the participant does not realize income at the time of grant of the NQSO, and no deduction is available to the company at such time. At the time of exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise price and the fair market value of the shares of stock on the exercise date, and the company is entitled to a deduction for such amount. Upon disposition, any appreciation or depreciation of the shares after the date of exercise will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.
Stock Awards.   Upon the grant of an award of shares of stock, the non-employee Director realizes ordinary income equal to the fair market value at the time (less the purchase price therefor, if any), and the company is entitled to a corresponding tax deduction at that time. Upon disposition, any appreciation or depreciation of the shares after the date of grant will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.
Upon the grant of an award of restricted shares of stock, no income is realized by the participant (unless the participant makes an election under Section 83(b) of the Code), and the company is not allowed a deduction at that time. When the restricted shares vest, the participant realizes ordinary income in an amount equal to the fair market value of the restricted shares at the time of vesting, and, subject to the limitations of Section 162(m) of the Code, the company is entitled to a corresponding deduction at such time. Upon disposition, any appreciation or depreciation of the shares after the time of vesting will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.
If a participant makes a timely election under Section 83(b) of the Code, then the participant recognizes ordinary income in an amount equal to the fair market value of the restricted shares at the time of grant, and, subject to the limitations of Section 162(m) of the Code, the company is entitled to a corresponding deduction at such time. Upon disposition, any appreciation or depreciation of the shares after the time of grant will be treated as short- or long-term capital gain or loss depending on how long the shares have been held.
New Plan Benefits
We cannot determine the benefits or amounts that participants will receive and/or the number of shares of common stock that will be granted under the Amended Plan because the Compensation Committee, in its discretion, will determine the amount and form of grants to eligible participants in any year. As of April 17, 2019, the closing price of a share of our common stock was $22.04.
Board Recommendation
Approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan requires the affirmative vote of a majority of votes cast and entitled to vote on this Proposal. The Board of Directors recommends a vote “For” Approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan.
Equity Compensation Plan Information
The following table shows the number, as of December 31, 2018, of shares of common stock authorized for issuance under our equity incentive plans.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	617,335	$8.03	378,194*
Equity compensation plans not approved by security holders	—	—	—
Total	617,335	$8.03	378,194

*
This total reflects those shares available for issuance under the Company’s 2015 Equity Incentive Plan. The ability to issue grants under our 2005 Equity Incentive Plan expired by its terms on December 28, 2015; however, awards previously granted under that plan remain valid and may extend beyond that date.

Transactions with Related Persons
The Board of Directors has adopted a written “Related Party Transactions Policy & Procedure” (“Policy”), which provides that the Company will only enter into, ratify, or continue a related party transaction, when the Board, acting through the Nominating & Corporate Governance Committee, determines that the transaction is in the best interests of PAR and its stockholders. Pursuant to the Policy, the Nominating and Corporate Governance Committee shall review and either approve or disapprove all transactions or relationships in which PAR or any of its subsidiaries is a party and the amount of the transaction exceeds or is expected to exceed $120,000, and in which a director (director nominee), executive officer, a person who beneficially owns more than 5% of PAR’s common stock or any immediate family member or affiliated entity of any of the foregoing persons (a “related party”), has a direct or indirect interest.
Except as set forth below, there were no transactions, or currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of  $120,000 or 1% of the Company’s total assets at December 31, 2018 or December 31, 2017, and in which any related person had or will have a direct or indirect material interest as defined in Item 404 of Regulation S-K of the Exchange Act, except for the following:

•   Karen E. Sammon, a member of the immediate family of Dr. John W. Sammon, a Director and a beneficial owner of more than 10% of our common stock, served in the role of Chief of Staff of the Company since from April 2017 until March 2019. Prior to April 2017, Ms. Sammon served as Chief Executive Officer and President of the Company and President of ParTech, Inc. Ms. Sammon’s total compensation for 2018 was $405,750, comprised of a base salary of  $300,000, 3,098 shares of restricted stock, 1,191 of which are time-vesting and vest ratably on December 31, 2018, December 31, 2019 and December 31, 2020, and 1,907 are performance-vesting and vest in 2020 to the extent annual performance targets are achieved. Ms. Sammon also received a non-qualified stock option to purchase 4,495 shares of our common stock, which vest ratably over three years beginning on the one-year anniversary of the date of grant, for an exercise price of  $22.18 per share. The aggregate grant date fair value of equity awards was $105,750. In connection with Ms. Sammon’s departure all unvested equity awards granted to Ms. Sammon were forfeited other than as described herein. Further in connection with Ms. Sammon’s departure in March 2019, we entered into an agreement with Ms. Sammon pursuant to which we agreed, in consideration of a general release of claims in favor of the Company, to pay Ms. Sammon $138,461, payable in equal amounts in accordance with the Company’s normal payroll cycle, permit Ms. Sammon to vest in the remaining 33.33% of her May 5, 2016 stock option (16,667 shares), permit Ms. Sammon to vest on December 31, 2020 in the 33.33% performance-vesting shares of restricted stock granted to Ms. Sammon in August 2018 linked to the performance year ended December 31, 2018, pay the current employer portion of COBRA coverage through the earlier of December 31, 2019 and Ms. Sammon’s securing substitute medical coverage; provide Ms. Sammon with career coaching services up to $1,500 per month until the earlier of December 31, 2019 and Ms. Sammon’s subsequent employment, and pay Ms. Sammon 120 hours of earned, but unused vacation. Ms. Sammon’s total compensation in 2017 was reported in the Proxy Statement for our 2018 Annual Meeting of Stockholders as $367,458, comprised of a base salary of  $300,000, 7,500 shares of restricted stock, which vest ratably over three years, 50% (3,750) of which are time vesting and 50% (3,750) are performance vesting, and have a grant date fair value of $66,750. In 2018 and 2017, Ms. Sammon participated in our retirement plan, insurance and other customary benefits offered to our employees.
•   John W. Sammon, III, a member of the immediate family of Dr. John W. Sammon, became an employee of ParTech, Inc. on October 13, 2014, serving as General Manager & Senior Vice President, SureCheck until his departure from the Company in September 2018. Mr. Sammon’s total compensation for 2018 was $183,164, comprised of a base salary of $138,164, 1,318 shares of restricted stock, 507 of which are time-vesting and vest ratably on December 31, 2018, December 31, 2019 and December 31, 2020, and 811 are performance-vesting and vest in 2020 to the extent annual performance targets are achieved. Mr. Sammon also received a non-qualified stock option to purchase 1,913 shares of our common stock, which vest ratably over three years beginning on the one-year anniversary of the date of grant, for an exercise price of  $22.18 per share. The aggregate grant date fair value of equity awards was $45,000. In connection with Mr. Sammon’s departure, all unvested equity awards were forfeited and, in consideration of a general release of claims in favor of the Company, the Company paid Mr. Sammon $47,307. Mr. Sammon’s total compensation for 2017, was $245,050, comprised of a base salary of  $205,000 and 4,500 shares of restricted stock, which vest ratably over three (3) years, 50% (2,250) of which are time vesting and 50% (2,250) are performance vesting, and have an aggregate grant date fair value of  $40,050. In 2018 and 2017, Mr. Sammon participated in our retirement plan, insurance and other customary benefits offered to our employees.
•   Karen E. Sammon, the Company’s former Chief of Staff, and her brother, John W. Sammon, III, former General Manager & Senior Vice President of ParTech, Inc., are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club leased a building from us, located in New Hartford, New York, on a month-to-month basis at the base rate of  $9,775 per month (or an aggregate annual amount of $39,100 and $117,300 for 2018 and 2017, respectively) and provided complimentary memberships to PAR’s local employees, which were valued at $6,350 and $27,170 in 2018 and 2017, respectively. Expenses related to the facility were $74,000 and 25,000 during 2018 and 2017, respectively. Both Ms. Sammon and Mr. Sammon are members of the immediate family of Dr. Sammon. The Nominating and Corporate Governance Committee reviewed this arrangement and, after consulting with the principals of Sammon and Sammon, terminated this arrangement as of April 30, 2018.

•   The Company’s former Director, Paul D. Eurek (who resigned November 29, 2017) served as President of Xpanxion LLC until his retirement on June 30, 2017. In October 2016, ParTech, Inc. entered into a statement of work (“SOW”) with Xpanxion for software development services. The SOW provided for the issuance of monthly invoices reflecting Xpanxion team members’ roles (e.g., program manager, architect, developer) and their respective hourly rates multiplied by hours spent by team members providing services in a month, plus reimbursement of expenses. Accordingly, monthly fees varied, depending on services provided and by what team member. In 2017 we incurred approximately $1.0 million to Xpanxion under the SOW. In 2017 we made payments of  $1.2 million to Xpanxion under the SOW. Mr. Eurek received no additional payment or other incremental remuneration from Xpanxion as a result of the software development services provided to ParTech, Inc.

Proposal 5 — Ratification of the Appointment of BDO USA, LLP
as our Independent Auditors
The Audit Committee has appointed BDO USA, LLP as the Company’s independent auditors for 2019. BDO USA, LLP has served as our independent auditor since 2012.
Although your vote to ratify the appointment of BDO USA, LLP is not binding on the Company, the Audit Committee will consider your vote in determining the appointment of our independent auditors for next year. The Audit Committee reserves the right, in its sole discretion, to change an appointment at any time during the year if it determines that such a change would be in our best interests.
Ratification of the appointment of BDO USA, LLP as our independent auditors for 2019 requires the affirmative vote of a majority of votes cast and entitled to vote on this Proposal.
The Board of Directors recommends a vote “For” ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for 2019.
Principal Accounting Fees and Services
The following table presents fees billed to the Company for the years ended December 31, 2018 and December 31, 2017 by BDO USA, LLP.
	Fiscal Year Ended
Type of Fees	2018	2017
Audit Fees(1)	$716,965	$699,151
Audit-Related Fees
Tax Fees
All Other Fees
Total:	$716,965	$699,151

(1)
Audit Fees are fees for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

The Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the Company’s independent auditors. As such, all auditing services and permitted non-audit services, including the fees and terms there of, performed by BDO USA, LLP were pre-approved by the Audit Committee.
One or more representatives of BDO USA, LLP are expected to attend the Annual Meeting, where they will have the opportunity to make a statement, if they so desire, and be available to answer appropriate questions.

2020 Annual Meeting
Stockholder Proposals
We will include in our proxy materials for our 2020 Annual Meeting of Stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this Proxy Statement, or by December 25, 2019. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2020 Annual Meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991.
Stockholder Nominations of Directors
As described in our bylaws, stockholders may bring nominations for directors before the 2020 Annual Meeting only with timely and proper notice to the Company. To be considered timely, our Corporate Secretary must receive notice of stockholder nominations not more than 90 days nor less than 60 days before the 2020 Annual Meeting of Stockholders. However, in the event that the Company provides less than 70 days’ notice or prior public disclosure of the date of the 2019 Annual Meeting, stockholders’ notice must be received not later than the close of business on the tenth (10th) day following the date on which the Company gives such notice or makes prior public disclosure. Based on an assumed annual meeting date of June 9, 2020, the deadline for stockholders to provide timely notice of director nominations and/or other items of business will be no earlier than March 11, 2020, and no later than April 10, 2020. Stockholders must mail written notice that complies with all requirements set forth in our bylaws to the following address: Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991. We recommend all submissions be sent by Certified Mail — Return Receipt Requested.
Other Annual Meeting Business
Pursuant to our bylaws, stockholders may bring items of business before the Annual Meeting outside of the process pursuant to Rule 14a-8 only with timely and proper notice to the Company. To be timely, our Corporate Secretary must receive notice not more than 90 days nor less than 60 days before the 2020 Annual Meeting of Stockholders. However, in the event that the Company provides less than 70 days’ notice or prior public disclosure of the date of the Annual Meeting, stockholders’ notice must be received not later than the close of business on the tenth (10th) day following the date on which the Company gives such notice or makes prior public disclosure. Based on an assumed annual meeting date of June 9, 2020, the deadline for stockholders to provide timely notice of other items of business will be no earlier than March 11, 2020, and no later than April 10, 2020. Stockholders must mail written notice that complies with all requirements set forth in our bylaws to the following address: Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991. We recommend all submissions be sent by Certified Mail — Return Receipt Requested.
By Order of the Board of Directors,
Cathy A. King
Corporate Secretary
April 23, 2019
A copy of our Annual Report on Form 10-K for the year ended December 31, 2018, including financial statements thereto but not including exhibits, as filed with the SEC on March 18, 2019, is available without charge upon written request to: PAR Technology Corporation, Attn: Investor Relations, 8383 Seneca Turnpike, New Hartford, New York 13413.

Turning Stone Resort Casino
Tower Meeting Rooms (Birch Room)
5218 Patrick Road
Verona, New York 13478
800-771-7711
http://www.turningstone.com/about-us/
http://www.turningstone.com/resort-map/
From Syracuse Hancock International Airport:
☐
Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Albany, NY and points East:
☐
Take I-90 (NYS Thruway) West to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Binghamton, NY and points South:
☐
Take I-81 North to Exit 16A; Take I-481 North to Exit 6; Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Watertown, NY and points North:
☐
Take Route I-81 South; Take I-481 South; Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From New York City:
☐
Take I-87 North (NYS Thruway) to I-90 West (NYS Thruway)

☐
In the Albany area I-87 becomes I-90. Take care to stay on the Thruway (Toll Road) - do not exit in the Albany area. If you are on I-87 Northway, get back to I-90 going West.

☐
Take I-90 West to Exit 33 (Verona); through the tollbooth travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Buffalo, NY and points West:
☐
Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

APPENDIX A
AMENDED AND RESTATED
PAR TECHNOLOGY CORPORATION
2015 EQUITY INCENTIVE PLAN
(Effective Date: June [   ], 2019)
1.   Purpose and Eligibility.   The purpose of this Amended and Restated 2015 Equity Incentive Plan (the “Plan”) of PAR Technology Corporation, a Delaware corporation (the “Company”) is to provide stock options, stock issuances and other equity interests in the Company (each, an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries. Any person to whom an Award has been granted under the Plan is called a “Participant”. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future Subsidiary. Additional definitions are contained in Section 10.
2.   Administration.
a.   Administration by Board of Directors.   The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board, in its sole discretion, shall have the authority to grant and amend Awards. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Award Agreements (defined below), Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and conditions of the Awards, and (iv) to make all other determinations or certifications and take such other actions that, in the judgment of the Board, are necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry-out the Plan or to effectuate any Award and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. A Participant or other holder of an Award may contest a decision or action by the Board or other person exercising authority under the Plan only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Board’s or such other person’s decision or action was arbitrary or capricious or was unlawful.
b.   Appointment of Committee.   To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to the Compensation Committee of the Board (the “Committee”). All references in the Plan to the “Board” shall include the Committee to the extent that some or all of such powers have been delegated to the Committee.
c.   Delegation to Executive Officers.   To the extent permitted by applicable law, the Board or Committee may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board or Committee may determine, provided that the Board or Committee shall fix the maximum number of Awards to be granted and the maximum number of shares of Common Stock issuable to any one Participant pursuant to Awards granted by such executive officers, and shall provide that no authorized executive officer may designate himself or herself or any Reporting Person (as defined below) as a recipient of any Award. Any actions taken by any executive officer of the Company pursuant to such delegation of authority shall be deemed to have been taken by the Board or the Committee, as applicable.
d.   Applicability of Section Rule 16b-3.   The Plan shall be administered in a manner consistent with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rules (“Rule 16b-3”), such that all Awards to Reporting Persons shall be exempt under such rule. Those provisions of the Plan that make express reference to Rule 16b-3 or are required in order for certain transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).
e.   Applicability of Section 162 (m).   Any provisions in the Plan to the contrary notwithstanding, whenever the Board is authorized to exercise its discretion in the administration or amendment of the Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify under Section 162(m).

3.   Stock Available for Awards.
a.   Number of Shares.   Subject to adjustment under Section 3(d), the aggregate number of shares of Common Stock that may be issued under the Plan is 1,391,099; 100% of such shares of Common Stock may be issued as Incentive Stock Options. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Common Stock or treasury stock.
b.   Per-Participant Limit.   Subject to adjustment under Section 3(d), no Participant may be granted Awards during any one fiscal year to purchase more than the number of shares of Common Stock that are authorized for issuance under the Plan.
c.   Outside Director Awards.   The aggregate dollar value of Awards (based on the grant date Fair Market Value of any such Awards) granted under the Plan during any calendar year to any non-employee director of the Board (each an “Outside Director”) shall not exceed $200,000; provided, however, that in the calendar year in which an Outside Director first joins the Board or is first designated as an Outside Director, the aggregate dollar value of Awards granted to the Outside Director may be up to 200% of the foregoing limit.
d.   Adjustment to Stock.   Subject to Section 7, in the event of a Capitalization Adjustment, the Board or Committee will appropriately and proportionately adjust (i) the number and class(es) of Stock available for Awards under the Plan and the per-Participant share limit; (ii) the class(es) and maximum number of shares of Stock that may be issued pursuant to the exercise of Incentive Stock Options; and (iii) the class(es) and number of shares of Stock or other property and value (including the price per share of Stock) subject to outstanding Awards. The Board or Committee will make such adjustments, and its determination will be final, binding and conclusive.
e.   Substitute Awards.   To the maximum extent permitted by applicable law and any securities exchange or NYSE rule, Awards granted or Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines (“Substitute Awards”) shall not be charged against the limitation provided for in Section 3(a). The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent the Board or Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards being assumed, substituted or exchanged. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by the acquired company’s stockholders and not adopted in contemplation of such acquisition or combination, such shares (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of the same class of shares of the company party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Stock authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees of such acquired or combined company before such acquisition or combination or to any employee who first commences employment with the Company or any Subsidiary after such acquisition or combination.
4.   Stock Options.
a.   General.   The Board or Committee may grant options to purchase shares of Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by a Stock Option Agreement (a “Stock Option Agreement”).
b.   Incentive Stock Options.   An Option that the Board or Committee intends to be an incentive stock option (an “Incentive Stock Option”) as defined in Section 422 of the Code (“Section 422”) shall be granted only to an employee of the Company or a Subsidiary and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. Neither the Board, Committee nor the Company shall have any liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Non-Qualified Stock Option”.
c.   Dollar Limitation.   For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Non-Qualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or determined by the Board or Committee, Options shall be taken into account in the order granted, and the Board or Committee may designate that portion of any Incentive Stock Option that shall be treated as a Non-Qualified Stock Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Board or Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.
d.   Exercise Price.   The Board or Committee shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement, provided, however, in no event may the per share exercise price be less than the Fair Market Value (as defined below) of the Common Stock on the date of grant. In the case of an Incentive Stock Option granted to a Participant who, on the date of grant, owns Common Stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock on the date of grant.
e.   Duration of Options.   Each Option shall be exercisable at such times and subject to such terms and conditions as the Board or Committee may specify in the applicable Stock Option Agreement, but no Option will be exercisable more than ten (10) years from the date of grant; provided, in the case of an Incentive Stock Option granted to a Participant who, on the date of grant, owns Common Stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the term of the Option shall be no longer than five (5) years from the date of grant.
f.   Exercise of Option.   Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Stock Option Agreement for the number of shares of Common Stock for which the Option is exercised.
g.   Payment Upon Exercise.   Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board or Committee in its sole and absolute discretion:
i.   by cash or check payable to the order of the Company;
ii.   only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;
iii.   by the delivery of shares of Common Stock owned by the Participant having a Fair Market Value on the date of exercise equal to the exercise price;
iv.   by the surrender of shares of Common Stock issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the exercise price; or
v.   payment of such other lawful consideration as the Board may determine.

Cash or check.
The Board or Committee shall determine in its sole and absolute discretion and subject to the securities laws and the Company’s insider trading policy whether to accept consideration other than cash.
h    Determination of Fair Market Value.   For purposes of the Plan, “Fair Market Value” will be determined as follows: (i) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) for a share of Common Stock on the date of grant; or (ii) if the Company Stock does not trade on any such exchange, the average of the closing bid and asked prices for a share of Common Stock on the date of grant as reported by an over-the-counter marketplace designated by the Board; or (iii) if the Common Stock is not publicly traded, the Board will determine the Fair Market Value of a share of Common Stock for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals). For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as applicable, for the immediately preceding trading day and with the timing formulas specified in clauses (i) and (ii) above adjusted accordingly. The Board has sole discretion to determine the Fair Market Value of a share of Common Stock for purposes of the Plan, and all Awards are conditioned on the Participants’ agreement that the Board’s determination is conclusive and binding even though others might make a different determination.
i.   No Repricing of Options or Stock Appreciation Rights (“SAR”).   Unless otherwise approved by the Company’s stockholders, the Board or the Committee may not “reprice” any Option or SAR. For purposes of this Section 4(i), “reprice” means any of the following or any other action that has the same effect: (i) amending an Option or SAR to reduce its exercise price or base price, (ii) canceling an Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or an Option, SAR, or other equity award or (iii) taking any other action that is treated as a repricing under GAAP, provided that nothing in this Section 4(i) shall prevent the Board or the Committee from making adjustments pursuant to Section 3(d).
5.   Restricted Stock.
a.   Grants.   The Board or Committee may grant Awards entitling recipients to acquire shares of Common Stock subject to such terms and conditions as shall be established by the Board or Committee consistent with the Plan (each, a “Restricted Stock Award”). Each Restricted Stock Award will be evidenced by a Restricted Stock Award Agreement (a “Restricted Stock Award Agreement”).
b.   Terms and Conditions; Stock Certificates.   The Board or Committee shall determine the terms and conditions of any Restricted Stock Award. Any stock certificates issued in respect of shares of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board or Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restrictions, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board or Committee, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
6.   Other Stock-Based Awards.   The Board or Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board or Committee may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of SARs, phantom stock awards or stock units; provided, however, that any such grant that would be subject to Section 409A of the Code, shall in all respects be compliant with Section 409A.
7.   General Provisions Applicable to Awards.
a.   Transferability of Awards.   Except as the Board or Committee may otherwise determine or provide in an Award or Award Agreement, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution; and, during the life of the Participant, shall only be exercisable by the Participant; provided, however, except as the Board or Committee may otherwise determine or provide in an Award or Award Agreement, Non-Statutory Options and Restricted Stock Awards may be transferred during the Participant’s lifetime pursuant to a domestic relations order (as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Award Agreement, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to transferees authorized by this paragraph.
b.   Documentation.   Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by a duly authorized officer of the Company pursuant to authority delegated by the Board or Committee (including a Stock Option Agreement and Restricted Stock Award Agreement, an “Award Agreement”). Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.
c.   Discretion.   The terms of each type of Award need not be identical, and the Board or Committee need not treat Participants uniformly.
d.   Change of Control of the Company.   Unless otherwise expressly provided in the applicable Award or Award Agreement, in connection with the occurrence of a Change in Control (as defined below), the Board or Committee shall, in its sole discretion, as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Board or Committee shall specify), take one or any combination of the following actions:
(i)   make appropriate provision for the continuation of the Award by the Company or the assumption of the Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares of Common Stock then subject to the Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board or Committee deems appropriate, the Fair Market Value of which (as determined by the Board in its sole discretion) shall not materially differ from the Fair Market Value of the shares of Common Stock subject to the Award immediately preceding the Change of Control;
(ii)   accelerate the date of exercise or vesting of the Award; or
(iii)   permit the exchange of the Award for the right to participate in any stock option or other employee benefit plan of any successor corporation.
For the purpose of this Agreement, a “Change of Control” shall mean:
(i)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of voting stock of the Company (the “Outstanding Voting Stock”); provided, however, that any acquisition by the Company or its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries of 50% or more of Outstanding Voting Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition, of the Outstanding Voting Stock, shall not constitute a Change in Control; or
(ii)   Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute a majority of the members of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a majority of the members of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below) shall be deemed to be members of the Incumbent Directors; or
(iii)   The consummation of  (A) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from Merger in substantially the same proportion as their ownership immediately prior to such Merger, (B) a complete liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a Subsidiary.
e.   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Board or Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board or Committee in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days (or such other time determined by the Board) prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Award shall lapse as to all such shares of Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or settled or shares of Common Stock have not previously been issued, an Award will terminate upon the consummation of such proposed action.
f.   Parachute Payments and Parachute Awards.   Notwithstanding any other provision of the Plan (including Section 7(d)) or the terms of any Award Agreement, if, in connection with a Change of Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code, if applicable), then the number of Awards which shall become exercisable, realizable or vested as provided in the Award Agreement and other provisions of the Plan without regard to this Section 7(f) (the “Parachute Awards”) shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant; provided, however, that if the after-tax value of the Parachute Awards (including taking into consideration any tax under Section 4999 of the Code) would exceed the after-tax value of the Parachute Awards after taking into consideration such potential reduction or delay, then the Awards shall become immediately exercisable, realizable and vested in accordance with the terms of the Plan and the applicable Award Agreements without regard to the provisions of this sentence. All determinations required to be made under this Section 7(f) shall be made by the Company or a tax attorney or accountant selected by the Company.
g.   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
h.   Acceleration.   The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a Change in Control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

i.   Clawback, Recovery and Recoupment.   All Awards shall be subject to clawback, recovery or recoupment in accordance with any compensation clawback, recovery or recoupment policy adopted by the Board or otherwise required by applicable law, government regulation or stock exchange listing requirement and, in addition to any other remedies available under such policy and applicable law, government regulation or stock exchange listing requirement, may require the forfeiture and cancelation of outstanding Awards and the recoupment of any gains realized with respect to any Awards. The Board may impose any such clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate.
8.   Withholding.   The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of shares of Common Stock covered by an Award. The Company shall have the right to deduct or withhold from payments of any kind otherwise due to the Participant any federal, state, local or other income and employment taxes of any kind required by law to be withheld with respect to any shares of Common Stock covered by an Award. Subject to the prior approval of the Company, including without limitation, its determination that such withholding complies with applicable tax and securities laws, which may be withheld by the Company in its sole discretion, the Participant may elect to satisfy the tax obligations, in whole or in part, (a) by causing the Company to withhold or retain shares of Common Stock from the Award creating the tax obligation or (b) by delivering to the Company shares of Common Stock already owned by the Participant; provided that the shares withheld, retained or delivered shall be valued at their Fair Market Value as shall be determined by the Company as of the date the amount of tax obligation is determined. A Participant who has made an election pursuant to this Section may only satisfy his or her tax obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The delivery of shares of Common Stock may be delayed by the Company until the Participant has made arrangements for the satisfaction of such tax withholding obligations to the satisfaction of the Company.
9.   Treatment of Award if Engagement or Employment Terminated for Cause.   If the employment or engagement of any Participant is terminated “for Cause”, the Award may terminate, upon a determination of the Board or Company, on the date of such termination and the Award shall thereupon be forfeited. For purposes of the Plan, “for Cause” shall be defined as follows: (a) if the Participant has executed an employment agreement, the definition of  “Cause” contained therein, if any, shall govern, or otherwise (b) conduct, as determined by the Board or Committee, involving one or more of the following: (i) gross misconduct; (ii) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; (iii) the unauthorized use or disclosure of any trade secret or confidential information of the Company (or of any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any non-competition, non-disparagement or non-solicitation covenant or assignment of inventions obligation with the Company; (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company; (v) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations; (vi) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; (vii) the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause; or (viii) intentional violation of securities laws or the Company’s Insider Trading Policy. In the event of a conflict between “for Cause” as defined the Plan and any other agreement to which the Participant is otherwise subject, the terms that are enforceable and most protective of the Company shall govern. In making such determination, the Board or Committee shall act reasonably and fairly. The Board or Committee may in its discretion waive or modify the provisions of this Section with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.
10.   Miscellaneous.
a.   Definitions.
(i)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(ii)   “Code” means the Internal Revenue Code of 1986, as amended, and any regulations thereunder.
(iii)   “Common Stock” means the common stock of the Company.
(iv)   “Subsidiary” has the meaning in Section 424(f) of the Code, provided, however, for purposes of Awards other than Incentive Stock Options, “Subsidiary” shall also include any other business venture in which the Company has a direct or indirect significant interest that allow it to be treated as a subsidiary for purposes of Rule 405 promulgated under the Securities Act of 1933, as amended.
b.   No Right to Employment or Other Status.   No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant at any time, with or without “for Cause”, with or without advance notice, and for any reason or no reason, free from any liability or claim under the Plan.
c.   No Rights as Stockholder.   Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, a Participant agrees to be bound by any clawback policy the Company has in effect or may adopt in the future.
d.   Effective Date and Term of Plan.   The Plan shall become effective on the date on which it is approved by the stockholders in 2019 (the “Effective Date”). No Awards shall be granted under the Plan after the completion of ten (10) years from the Effective Date, but Awards previously granted may extend beyond that date.
e.   Amendment of Plan.   Subject to the limitations set forth in this Section 10(e), the Board or Committee may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment for which shareholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Awards to continue to comply with applicable provisions of the Code, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Board or the Committee, be applicable to any outstanding Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Award outstanding under the Plan shall, upon request of the Board or the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Board or the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in the Plan to the contrary, unless required by law, no action contemplated or permitted by this Section 10(e) shall materially adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Award theretofore granted under the Plan without the consent of the affected Participant.
f.   Governing Law.   The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company, Delaware, without regard to any applicable conflicts of law.
Approvals:
Adopted by the Board of Directors on: April 16, 2019
Approved by the Company’s stockholders on: June ___, 2019

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 3:00 a.m., Eastern Time, on June 10, 2019. Online Go to www.investorvote.com/PAR or scan the QR code — login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PAR Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals 1. Election of Directors: For Withhold For Withhold For Withhold + The Board of Directors recommends you vote FOR each of the nominees. 01 - Douglas G. Rauch 04 - Savneet Singh 02 - Cynthia A. Russo 05 - Dr. James C. Stoffel 03 - Dr. John W. Sammon The Board of Directors recommends you vote FOR proposals 2, 4 and 5, and for EVERY YEAR on proposal 3. For Against Abstain Every Year Every Two Years Every Three Years Abstain 2. Non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers. 4. Approval of the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan. 3. Non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s Named Executive Officers. 5. Ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for its fiscal year ending December 31, 2019. For Against Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, all should sign the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 030XSE 1 U P X +

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2019. THE PROXY MATERIALS ARE AVAILABLE ON-LINE AT: www.investorvote.com/PAR Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PAR q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — PAR TECHNOLOGY CORPORATION + ANNUAL MEETING OF STOCKHOLDERS — JUNE 10, 2019 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints SAVNEET SINGH and DR. JOHN W. SAMMON or any one of them, jointly or severally, as proxies with full power of substitution, to vote all shares of common stock of PAR Technology Corporation (the “Company”) which the undersigned is entitled to vote at the 2019 Annual Meeting of Stockholders to be held on Monday, June 10, 2019 at 10:00 a.m. (local time), at the Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478 and at any adjournment or postponement thereof, for the matters set forth and more particularly described in the accompanying Notice of 2019 Annual Meeting of Stockholders and Proxy Statement. If no direction is made, this proxy will be voted FOR each of the nominees for director, FOR Proposals 2, 4 and 5, and for “EVERY YEAR” on Proposal 3. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Annual Report Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +